UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3790

Pear Tree Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Willard L. Umphrey

Pear Tree Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end: March 31

Date of reporting period: April 1, 2017 through March 31, 2018

ITEM 1.	REPORTS TO SHAREOWNERS.

ANNUAL REPORT
MARCH 31, 2018
U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND
INTERNATIONAL EQUITY FUNDS
PEAR TREE PANAGORA EMERGING MARKETS FUND*
PEAR TREE POLARIS FOREIGN VALUE FUND
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

* Formerly Pear Tree PanAgora Dynamic Emerging Markets Fund.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Pear Tree Quality Fund
Pear Tree PanAgora Emerging Markets Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund
ANNUAL REPORT
March 31, 2018
Service Providers	Inside back cover
This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call 1-800-326-2151.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,
We are pleased to provide you with the Pear Tree Funds’ Annual Report for the twelve-month period ended March 31, 2018 and to update you on recent market conditions and the performance of the Pear Tree Funds.
For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at 1-800-326-2151 with any questions or for assistance on your account.
Sincerely,
Willard Umphrey
President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisers to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.
Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES
We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.
Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
Actual Expenses
The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”
Hypothetical Example for Comparison Purposes
The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2018  (Unaudited)
These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/17	Ending Account Value 3/31/2018	Annualized Expense Ratio	Expenses Paid* 10/1/2017- 3/31/2018
Small Cap	Ordinary	Actual	$1,000.00	$1,008.40	1.35%	$6.78
		Hypothetical	$1,000.00	$1,018.18	1.35%	$6.81
	Institutional	Actual	$1,000.00	$1,010.00	0.98%	$4.92
		Hypothetical	$1,000.00	$1,020.04	0.98%	$4.94
Quality	Ordinary	Actual	$1,000.00	$1,053.50	1.28%	$6.54
		Hypothetical	$1,000.00	$1,018.56	1.28%	$6.43
	Institutional	Actual	$1,000.00	$1,055.50	0.91%	$4.64
		Hypothetical	$1,000.00	$1,020.41	0.91%	$4.56
Emerging Markets	Ordinary	Actual	$1,000.00	$1,076.10	0.95%	$4.94
		Hypothetical	$1,000.00	$1,020.17	0.95%	$4.81
	Institutional	Actual	$1,000.00	$1,077.80	0.58%	$3.01
		Hypothetical	$1,000.00	$1,022.03	0.58%	$2.93
Foreign Value	Ordinary	Actual	$1,000.00	$1,027.40	1.40%	$7.09
		Hypothetical	$1,000.00	$1,017.94	1.40%	$7.05
	Institutional	Actual	$1,000.00	$1,029.50	1.03%	$5.22
		Hypothetical	$1,000.00	$1,019.78	1.03%	$5.20
	R6	Actual	$1,000.00	$1,030.40	1.00%	$5.07
		Hypothetical	$1,000.00	$1,019.94	1.00%	$5.05
Foreign Value	Ordinary	Actual	$1,000.00	$1,011.40	1.42%	$7.13
Small Cap		Hypothetical	$1,000.00	$1,017.84	1.42%	$7.15
	Institutional	Actual	$1,000.00	$1,013.90	1.05%	$5.28
		Hypothetical	$1,000.00	$1,019.69	1.05%	$5.30
	R6	Actual	$1,000.00	$1,014.40	1.02%	$5.14
		Hypothetical	$1,000.00	$1,019.83	1.02%	$5.16
*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Pear Tree Polaris Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$116.7 Million
Number of Portfolio Holdings	48
Average Price to Book Ratio	2.6
Average Price to Earnings Ratio	29.8
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.29%
Total Expense Ratio (Net)*	1.54%	1.17%
Ticker Symbol	USBNX	QBNAX

*
per prospectus dated August 1, 2017 as supplemented March 20, 2018. See financial highlights for total expense ratios for the fiscal year ended March 31, 2018.

All Data as of March 31, 2018
Investment Commentary
(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Small Cap Fund)
For the fiscal year ended March 31, 2018, Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund had a return of 2.75% at net asset value compared to 11.79% for the Index.
Market Conditions and Investment Strategies
The Fund’s underperformance was partially driven by the major disparity between growth and value during the fiscal year period. The Russell 2000 Growth Index was up 18.63%, while the Value Index only reached 5.13% for the one year period ended 3.31.18. Historically, periods of such dispersion are unsustainable. On a positive note, nearly one third of portfolio holdings had double-digit returns for the year. Coating and pigments company, Ferro Corporation, gained more than 50% on strong organic growth and margin expansion. Deckers Outdoor Corporation. had strong returns after defeating a proxy vote by an activist investor. Deckers, the maker of UGG boots and Teva sandals, had relatively flat sales, but improved profitability on the back of aggressive cost restructuring. Animal feed company, Phibro Animal Health Corporation., announced solid sales in its nutritional specialty and vaccine businesses. Bel Fuse Inc. disappointed with lackluster returns in its power module business; however, bookings and backlog improved. Entravision Communications Corporation, a media company focused on the U.S. Hispanic market and Mexico consumers, encountered difficult business conditions, guiding for modest single-digit sales decreases in TV and radio in 2018 Motorcar Parts of America, Inc. declined, likely due to profit taking after reporting weaker sales demand. The stock price rose markedly in mid-2017. Natus Medical Inc. had lower earnings, due to weakness within its neuro-diagnostic business as well as higher capital expenditures related to its new 3D ear scanning tool for audiologists. Higher interest rates did not bode well for interest-rate sensitive real estate investment trusts, including portfolio holding EPR Properties.
Portfolio Changes
Acquisitions were at the core of portfolio change. Dupont Fabros Technology was taken over by Digital Realty Trust, Inc. Swift Transportation was acquired by Knight Transportation. BNC Bancorp was bought out by Pinnacle Financial Partners, both of which were in the Fund portfolio. Lab product distributor, VWR Corporation, received an attractive offer from a private equity firm. Regal Entertainment Group was acquired by U.K.-based theater group Cineworld. The Fund capitalized on the healthy premiums exacted in each of these transactions, while securing stock in the acquirer companies (with the exception of VWR and Cineworld). RH (previously Restoration Hardware) was sold when it reached the target valuation. The Fund exited ATM processor Cardtronics, National CineMedia, Spirit Airlines and Select Income REIT due to fading industry fundamentals. Cash from sales was redeployed to purchase Dril-Quip Inc., a provider of tools for the offshore energy industry; check business Deluxe Corporation.; tech distribution business, Insight Enterprises, Inc.; gypsum wall board producer, Continental Building Products; and electronic components manufacturer, Avnet Inc.
A Look Ahead
In a heated U.S. small cap market, finding undervalued companies becomes more challenging. However, we have identified a few select opportunities for which we are conducting further due diligence. As always, the goal is to improve the valuation and risk profile of the Fund and expect that such efforts will result in improved performance in the future.

Pear Tree Polaris Small Cap Fund

Top 10 Holdings
Percentage of total net assets	25.9%
Ameris Bancorp	2.8%
Kforce, Inc.	2.8%
Knight-Swift Transportation Holdings Inc.	2.7%
EVERTEC Inc.	2.7%
Phibro Animal Health Corporation	2.6%
Deckers Outdoor Corporation	2.6%
Continental Building Products Inc.	2.5%
Pinnacle Financial Partners, Inc.	2.5%
Computer Programs and Systems Inc.	2.4%
United Insurance Holdings Corporation	2.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	27.8%
Industrials	19.1%
Information Technology	14.3%
Health Care	8.9%
Real Estate	8.0%
Consumer Discretionary	7.7%
Energy	4.0%
Materials	3.5%
Utilities	2.2%
CASH + other assets (net)	4.5%

Value of a $10,000 Investment
Pear Tree Polaris Small Cap. (PTSC) Ordinary Shares vs. S&P 500 Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC.

Pear Tree Polaris Small Cap Fund

Average Annual Total Returns
	1Q 2018	Six Months	One Year	Five (3) Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	(2.38)%	0.84%	2.75%	7.86%	5.55%	9.64%	08/03/1992
Institutional Shares (1)	(2.31)%	1.00%	3.10%	8.16%	5.82%	9.16%	01/06/1993
Russell 2000 (2)	(0.08)%	3.25%	11.79%	11.47%	9.84%	9.84%	————————
(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/03/92.

(3)
Returns that cover periods prior to 01/01/2015 include performance information of another investment sub-adviser.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Quality Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$129.8 Million
Number of Portfolio Holdings	51
Average Price to Book Ratio	5.9
Average Price to Earnings Ratio	19.0
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.55%	1.30%
Total Expense Ratio (Net)*	1.30%	0.93%
Ticker Symbol	USBOX	QGIAX

*
per prospectus dated August 1, 2017 as supplemented March 20, 2018. See financial highlights for total expense ratios for the fiscal year ended March 31, 2018.

All Data as of March 31, 2018
Investment Commentary
(prepared by Pear Tree Advisors, Inc., the Investment Manger to Pear Tree Quality Fund)
For the fiscal year ended March 31, 2018, the Pear Tree Quality Fund's Ordinary Shares (the "Fund") outperformed its benchmark, S&P 500 (the “Index"). The Fund achieved a return of 14.91% at net asset value compared to 13.99% for the Index.
Market Conditions and Investment Strategies
The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2017 to March 31, 2018, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.26.
Over the previous twelve months, the Healthcare sector was the largest positive contributor to the Fund’s performance mainly due to stock selection. The Energy, Industrials, Information Technology, Real Estate, Telecommunication Services and Utilities sectors also contributed to performance.
The largest detractor from performance came from the Consumer Staples sector where a large overweight position in the sector negatively affected relative performance. Other large detractors were an underweight position in the Financial sector and stock selection in the Information Technology sector.
Portfolio Changes
We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.
For the fiscal year ended March 31, 2018, the Fund rebalanced the holdings four times in response to the quarterly holdings report filed by the Target Portfolio. The four rebalances resulted in the sale of 14 positions. The Fund also opened new positions in three companies; one Health Care company and two Financial companies.
A Look Ahead
For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Fund trading execution is overseen by Shawn Connor of Chartwell Investment Partners , LLC

Pear Tree Quality Fund

Top 10 Holdings
Percentage of total net assets	47.4%
Microsoft Corporation	8.0%
Alphabet Inc.	7.2%
Apple, Inc.	6.0%
Oracle Corportation	5.2%
UnitedHealth Group, Inc.	4.9%
Johnson & Johnson	4.5%
Cisco Systems, Inc.	3.2%
Accenture plc	3.0%
Medtronic plc	2.8%
Cognizant Technology Solutions Corporation	2.6%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	45.80%
Health Care	22.70%
Consumer Staples	11.90%
Industrials	6.40%
Financials	6.30%
Consumer Discretionary	2.60%
Materials	1.60%
Energy	0.00%
Real Estate	0.00%
Telecommunication Services	0.00%
Utilities	0.00%
Cash + other assets (net)	2.70%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs . S&P 500 Index

Average Annual Total Returns
	1Q 2018	Six Months	One Year	Five Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	(2.23)%	5.35%	14.91%	11.72%	7.32%	9.35%	05/06/85
Institutional Shares (1)	(2.18)%	5.55%	15.34%	12.02%	7.58%	8.29%	03/25/91
S & P 500 (2)	(0.76)%	5.83%	13.99%	13.31%	9.49%	10.90%	————————
(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

(3)
Returns that cover periods prior to 01/01/2011 include performance information of other investment sub-advisers pursuing different strategies.

Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.

Pear Tree Quality Fund

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Panagora Emerging Markets Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$118.4 Million
Number of Portfolio Holdings	140
Average Price to Book Ratio	1.7
Average Price to Earnings Ratio	11.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	2.22%	1.96%
Total Expense Ratio (Net)*	1.65%	1.27%
Ticker Symbol	QFFOX	QEMAX
*
per prospectus dated August 1, 2017 as supplemented March 20, 2018. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2018.

All Data as of March 31, 2018
Investment Commentary
(prepared by PanAgora Asset Management, Inc., sub-adviser to Pear Tree PanAgora Emerging Markets Fund)
For the fiscal year ended March 31, 2018, the Pear Tree PanAgora Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, The MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 15.63% at net asset value compared to 25.37% for the Index.
Market Conditions and Investment Strategies
On a country basis, the largest detractors were China (1.82%) and South Korea (1.5%). Among holdings in China, the largest detractor was an underweight position in Tencent Holdings Ltd., while among the holdings in South Korea, the largest detractor was an overweight position in GS Retail Co Ltd. The largest contributors for the period were Mexico 0.73% and India 0.63%. Among holdings in Mexico, the largest contributor was an underweight position in Grupo Televisa SAB-Ser CPO, while among holdings in India, the largest contributor was an underweight position in Tata Motors Ltd.
On a sector basis, the largest detractors were Information Technology (3.25%) and Consumer Staples (0.40%). Among the holdings in Information Technology, the largest detractor was an underweight position in Tencent Holdings Ltd., while among holdings in Consumer Staples, the largest detractor was an overweight position in GS Retail Co Ltd. The largest contributors for the period were Health Care 1.98% and Consumer Discretionary 1.04%. Among holdings in Health Care, the largest contributor was an overweight position in Sino Biopharmaceutical, while among holdings in Consumer Discretionary, the largest contributor was an underweight position in Steinhoff International H NV.
Portfolio Changes
There were no significant portfolio changes during the fiscal year ended March 31, 2018.
A Look Ahead
As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Edward Qian, Ph.D., CFA and Nicholas Alonso, CFA of PanAgora Asset Management, Inc.

Pear Tree Panagora Emerging Markets Fund

Top 10 Holdings
Percentage of total net assets	62.7%
Pear Tree PanAgora Risk Parity Emerging Markets (Institutional)	52.3
Vanguard FTSE Emerging Markets ETF	1.5
HCL Technologies Ltd.	1.2
CSPC Pharmaceutical Group Limited	1.2
SK Telecom Company Ltd.	1.2
Sino Biopharmaceutical Limited	1.1
Pou Chen Corporation	1.1
KT&G Corporation	1.1
3SBio Inc.	1.0
PTT Global Chemical PCL	1.0
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Mutual Funds*	53.8
Consumer Discretionary	5.9
Financials	5.8
Information Technology	5.4
Industrials	5.1
Energy	4.4
Materials	4.3
Telecommunication Services	4.1
Health Care	3.9
Consumer Staples	3.6
Utilities	2.3
Real Estate	0.6
CASH + other assets (net)	0.8

Top 10 Country Allocations
Percentage of total net assets	39.7%
South Korea	8.3
Hong Kong	6.6
China	6.0
South Africa	3.6
India	3.3
Taiwan	3.2
Russia	2.7
Turkey	2.5
Thailand	2.0
United Arab Emerates	1.5
Value of a $10,000 Investment
Pear Tree PanAgora Emerging Markets (PTEM) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns
	1Q 2018	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	0.39%	7.61%	15.63%	1.25%	0.23%	5.36%	09/30/94
Institutional Shares (1)	0.47%	7.78%	16.01%	1.54%	0.49%	6.76%	04/02/96
MSCI EM (2)	1.47%	9.08%	25.37%	5.37%	3.36%	5.68%	————————
*
“Top 10 Holdings”, “Sector Allocation”, and “Top 10 Country Allocation” reflect the direct and indirect (through the Fund’s investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.

(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index composed of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Pear Tree Polaris Foreign Value Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$2,507.6 Million
Number of Portfolio Holdings	54
Average Price to Book Ratio	1.8
Average Price to Earnings Ratio	14.4
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.53%	1.27%	1.14%
Total Expense Ratio (Net)*	1.43%	1.05%	1.04%
Ticker Symbol	QFVOX	QFVIX	QFVRX
*
per prospectus dated August 1, 2017 as supplemented March 20, 2018. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2018.

All Data as of March 31, 2018
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Fund)
For the fiscal year ended March 31, 2018, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund had a return of 14.27% at net asset value compared to 15.32% for the Index.
Market Conditions and Investment Strategies
Cyclical sectors, namely Consumer Discretionary, Materials, Financials and Industrials, led performance, while defensive names in Health Care, Telecom, Utilities and Consumer Staples detracted.
More than half of the portfolio stocks had double-digit gains for the year. One notable contributor was Nexon Co., Limited, which posted its highest-ever quarterly sales, leading to good year-end results. The Japanese video game company upped its sales and operating profit forecast for 2018. Elsewhere in Information Technology, Samsung Electronics had multiple quarters of double-digit gains, driven by strong semiconductor sales and positive buzz surrounding the launch of the Galaxy S8. Mixi, Inc dropped after reporting declining net sales and operating income, with fewer growth drivers in play.
In Materials, Canada’s Methanex Corporation gained more than 30% during the period as methanol prices rose when a large Chinese methanol-to-olefin plant resumed operations and purchases of methanol. BHP Billiton Plc announced plans to divest its onshore shale business and sought a buyer for its Australian nickel business. The strategic plans were well received by the market.
United Overseas Bank posted impressive results, as the regional recovery in Southeast Asia economies boosted demand for customer loans and other banking services. SpareBank 1 SR-Bank ASA benefitted from a revival of Norwegian loan growth and an uptick on lending margins.
Within Consumer Staples, gains by Japanese brewer, Asahi Group Holdings Limited were offset by losses at Irish convenience food producer, Greencore Group plc. Greencore declined after the company raised concerns about U.S. market penetration and underutilized facilities.
Teva Pharmaceuticals SP, the Israeli drug company, faced mounting pricing pressure in the U.S. generics market during the period. The resultant lower cash flow, and high debt from the Allergan acquisition, forced the company to cut its dividend and plan asset sales to alleviate capital requirements.  Italian foundation engineering and oil rig manufacturer, Trevi Finanziaria SpA, tumbled after it submitted a request to its main financing banks, calling for a standstill agreement in order to restructure its oil drilling division.
Portfolio Changes
During the fiscal year, the Fund exited two U.K. homebuilders (Persimmon and Barratt Developments), Konecranes, Showa Denko and Thai Oil, all of which reached target valuation levels. Christian Dior was sold at a profit after it became an acquisition target by LVMH. The Fund also eliminated positions in YIT, Caverion and International Game Technology. Cash was redeployed to buy several Asian companies, including Japanese computer and mobile game developers; Japan’s Kansai Electric Power Company Inc.; and South Korean stocks, SK Hynix Inc., LG Uplus Corporation and Hyundai Mobis Company, Limited. The Fund also invested in three U.K companies including Next plc, Babcock International Group plc and Cineworld Group,plc; one Canadian automotive supplier; and Bancolombia S.A. the largest Colombian bank.

Pear Tree Polaris Foreign Value Fund

A Look Ahead
Positive momentum continues in nearly all global economies, both developed and emerging. Companies report healthy earnings and increasing prices on the back of good supply-demand dynamics. We have pinpointed a number of fundamentally-strong cyclical sector stocks, especially in electronics and technology. We intend to capitalize on periods of market volatility to purchase these select stocks at attractive valuations.
Top 10 Holdings
Percentage of total net assets	22.2%
Methanex Corporation	2.4%
BHP Billiton plc	2.4%
Cineworld Group plc	2.3%
Asahi Group Holdings Ltd.	2.2%
Popular, Inc.	2.2%
Kansai Electric Power Company, Inc.	2.2%
United Overseas Bank Ltd.	2.2%
KDDI Corporation	2.1%
Babcock International Group plc	2.1%
Samsung Electronics Company, Ltd.	2.1%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	20.6%
Materials	18.4%
Consumer Discretionary	16.8%
Industrials	10.7%
Information Technology	8.0%
Telecommunication Services	7.5%
Consumer Staples	3.8%
Health Care	3.4%
Energy	3.0%
Utilities	2.2%
Cash and Other Assets (Net)	5.6%

Top 10 Country Allocations
Percentage of total net assets	72.5%
Germany	15.7%
United Kingdom	13.5%
Japan	9.4%
South Korea	7.8%
France	6.6%
Norway	5.7%
Canada	4.5%
Sweden	3.7%
Australia	3.4%
Puerto Rico	2.2%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value (PTFV)Ordinary Shares vs. MSCI EAFE Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Fund

Average Annual Total Returns
	1Q 2018	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(1.89)%	2.74%	14.27%	7.65%	4.30%	6.83%	05/15/1998
Institutional Shares (1)	(1.81)%	2.95%	14.75%	7.95%	4.55%	8.25%	12/18/1998
R6 Shares (1)	(1.77)%	3.04%	14.79%	— %	— %	16.10%	02/06/2017
MSCI EAFE (2)	(1.41)%	2.80%	15.32%	6.98%	3.23%	4.90%	————————
(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/9/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Foreign Value Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$924.3 Million
Number of Portfolio Holdings	79
Average Price to Book Ratio	2.2
Average Price to Earnings Ratio	16.7
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.55%	1.30%	1.14%
Total Expense Ratio (Net)*	1.45%	1.08%	1.04%
Ticker Symbol	QUSOX	QUSIX	QUSRX

*
per prospectus dated August 1, 2017 as supplemented March 20, 2018. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2018.

All Data as of March 31, 2018
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Small Cap Fund)
For the fiscal year ended March 31, 2018, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). The Fund had a return of 17.15% at net asset value compared to 21.03% for the Index.
Market Conditions and Investment Strategies
The Fund posted absolute positive returns in nine sectors, with only Consumer Staples and Materials detracting. Greatest contributions came from the Information Technology sector. Supply-demand metrics favored Yageo Corporation, as it raised prices on its capacitors and transistors. Taiwan Union Technology Corporation noted healthy sales of its mass lamination services and copper clad laminates. NIIT Technologies Limited recorded excellent results and won large deals in the insurance and transportation space. Hana Microelectronics PCL detracted, as an appreciating Thai Baht impacted the company’s USD-reported revenue. Thailand also announced plans to boost the national minimum wage.
SIXT SE had triple-digit gains for the year, after announcing robust earnings attributable to increased auto rental business in Germany, Spain, France and the U.S. Netherlands architect engineering firm Arcadis NV produced encouraging results and offered an upbeat outlook for the business. Results in the Industrial sector were somewhat muted by underperformers, Carrillion plc and Galliford Try plc. We sold British facilities and construction services firm, Carillion plc, on concerns about mismanagement and recent write-downs on contracts. Galliford Try suffered two strategic setbacks, walking away from its pursuit of Bovis Homes and allocating an additional $50+ million to the Aberdeen road project due to the collapse of one of the joint venture partners.
Japanese rice-cooker & vacuum flask manufacturer Zojirushi Corporation, rose during the period after a sell-side analyst issued a buy recommendation citing better industry conditions and good overseas markets. JD Weatherspoon plc announced improved like-for-like sales, lower utility and interest costs, and the sale of lower margin pubs. The strategic moves were well received, with the stock rising more than 30 percent. Consumer Discretionary gains were somewhat mitigated by losses at Hong Kong textile manufacturer Texwinca Holdings Limited plc, which declined due to lesser demand and higher cotton prices.
The most notable detractor was Conviviality, the U.K.-based wine and spirit retailer. Credit insurers of the company withdrew their support after Conviviality came up with profit warnings and short-term liquidity issues. The company tried to raise capital without success after which it filed for administration.
Portfolio Changes
During the year, the Fund sold companies as they reached target valuations including Thai Union Group PCL, Bonduelle S.C.A. and Prima Meat Packers Limited. Others were sold at a healthy profit on acquisition news, including Spotless Group Holdings Limited and Programmed Maintenance Services Limited. A few were exited due to changing business dynamics or management concerns, including Carillion plc and Semperit AG Holding. Cash was reallocated to a number of Norwegian banks and a ferry service; Japan’s Zojirushi Corporation., Kanematsu Corporation., and Dowa Holdings Co. Limited; Korean housewares and electronics retailers; Taiwan’s fabless IC design company, Sitronix Technology Corporation, a small regional bank; and U.K. theater operator, Cineworld Group plc.

Pear Tree Polaris Foreign Value Small Cap Fund

A Look Ahead
Global macro-economic conditions appear promising, as evidenced by supply-demand metrics and sales trends. Many of the companies with which we meet are reporting favorable business dynamics, especially in the Technology sector. We continue to find many undervalued small-cap companies in Asia, and we expect to add opportunistically to the portfolio.
Top 10 Holdings
Percentage of total net assets	22.2%
Zojirushi Corporation	3.0%
Sixt SE	2.4%
Cineworld Group plc	2.3%
Taiwan Union Technology Corporation	2.2%
Ipsos	2.1%
Crest Nicholson Holdings plc	2.1%
IBJ Leasing Company, Ltd.	2.1%
DFDS A.S.	2.0%
NIIT Technologies Ltd.	2.0%
Unipres Corporation	2.0%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	24.5%
Industrials	19.8%
Information Technology	14.3%
Financials	12.8%
Materials	6.4%
Utilities	5.5%
Real Estate	4.2%
Health Care	3.2%
Telecommunication Services	2.2%
Consumer Staples	1.9%
Energy	1.3%
CASH + other assets (net)	3.9%

Top 10 Country Allocations
Percentage of total net assets	78.3%
Japan	16.1%
United Kingdom	15.1%
Taiwan	11.9%
Germany	6.6%
Norway	6.4%
India	5.1%
Thailand	5.0%
Hong Kong	4.4%
China	4.0%
France	3.7%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value Small Cap (PTFVSC)Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Small Cap Fund

Average Annual Total Returns
	1Q 2018	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(2.50)%	1.14%	17.15%	10.20%	— %	7.68%	05/01/2008
Institutional Shares (1)	(2.37)%	1.39%	17.56%	10.51%	— %	7.95%	05/01/2008
R6 Shares (1)	(2.36)%	1.44%	17.66%	— %	— %	21.52%	02/06/2017
MSCI World ex USA Small Cap (2)	(0.28)%	6.31%	21.03%	8.95%	— %	5.69%	————————
(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is May 01, 2008.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018
Common Stock—95.5%
	Shares	Value
AUTO COMPONENTS—0.2%
Motorcar Parts of America, Inc. (a)	13,014	$278,890
BANKS—23.5%
Ameris Bancorp	62,200	3,290,380
Brookline Bancorp, Inc.	156,000	2,527,200
Bryn Mawr Bank Corporation	54,146	2,379,717
Central Paciﬁc Financial Corporation	83,883	2,387,310
CoBiz Financial, Inc.	118,009	2,312,976
Colony Bankcorp, Inc.	157,079	2,544,680
Dime Community Bancshares, Inc.	128,400	2,362,560
F.N.B. Corporation	167,480	2,252,606
International Bancshares Corporation	60,700	2,361,230
OFG Bancorp	205,000	2,142,250
Pinnacle Financial Partners, Inc.	44,694	2,869,355
		27,430,264
BUILDING PRODUCTS—4.7%
Continental Building Products Inc. (a)	103,800	2,963,490
NCI Building Systems, Inc. (a)	140,244	2,482,319
		5,445,809
CAPITAL MARKETS—2.0%
Hercules Capital, Inc.	188,658	2,282,762
CHEMICALS—2.1%
Ferro Corporation (a)	103,935	2,413,371
COMMERCIAL SERVICES & SUPPLIES—2.1%
Deluxe Corporation	32,800	2,427,528
COMMUNICATIONS EQUIPMENT—1.6%
Bel Fuse, Inc. Class B	96,000	1,814,400
CONSTRUCTION MATERIALS—1.4%
U.S. Concrete, Inc. (a)	27,860	1,682,744
ELECTRIC UTILITIES—2.2%
ALLETE, Inc.	35,400	2,557,650
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
Avnet, Inc.	60,100	2,509,776
ENERGY EQUIPMENT & SERVICES—2.1%
Dril-Quip, Inc.	56,000	2,508,800

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—8.0%
Digital Realty Trust, Inc.	19,816	$2,088,210
Education Realty Trust, Inc.	73,357	2,402,442
EPR Properties	43,410	2,404,914
Physicians Realty Trust	158,222	2,463,516
		9,359,082
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
Computer Programs and Systems, Inc. (b)	96,450	2,816,340
Natus Medical, Inc. (a)	66,220	2,228,303
		5,044,643
INSURANCE—2.3%
United Insurance Holdings Corporation	142,751	2,732,254
INTERNET SOFTWARE & SERVICES—3.6%
Insight Enterprises, Inc.	61,327	2,142,152
Web.com Group, Inc. (a)	112,600	2,038,060
		4,180,212
IT SERVICES—3.1%
Alliance Data Systems Corporation	2,255	479,999
EVERTEC Inc.	190,100	3,108,135
		3,588,134
LIFE SCIENCES TOOLS & SERVICES—2.0%
Cambrex Corporation (a)	43,597	2,280,123
MACHINERY—2.4%
Exco Technologies Limited	21,000	147,965
Greenbrier Companies, Inc. (The)	52,500	2,638,125
		2,786,090
MEDIA—2.5%
Cinemark Holdings, Inc.	48,191	1,815,355
Entravision Communications Corporation, Class A	232,264	1,091,641
		2,906,996
OIL, GAS & CONSUMABLE FUELS—1.8%
Diamondback Energy, Inc.	16,670	2,109,088
PHARMACEUTICALS—2.6%
Phibro Animal Health Corporation	76,800	3,048,960
PROFESSIONAL SERVICES—2.8%
Kforce, Inc.	119,694	3,237,723

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
ROAD & RAIL—2.7%
Knight-Swift Transportation Holdings, Inc.	69,094	$3,179,015
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
Integrated Device Technology, Inc. (a)	78,339	2,394,040
Microsemi Corporation (a)	34,728	2,247,596
		4,641,636
SPECIALTY RETAIL—2.3%
Asbury Automotive Group, Inc. (a)	40,046	2,703,105
TEXTILES & APPAREL & LUXURY GOODS—2.6%
Deckers Outdoor Corporation (a)	33,700	3,034,011
TRADING COMPANIES & DISTRIBUTORS—4.5%
Air Lease Corporation	64,000	2,727,680
WESCO International, Inc. (a)	40,500	2,513,025
		5,240,705
TOTAL COMMON STOCK
(Cost $80,727,818)		111,423,771

Short Term Investments—4.4%
	Par Value	Value
Money Market—4.4%
State Street Bank Institutional U.S. Government Money Market Fund (Cost $5,155,765)	$5,155,765	$5,155,765
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.9% (Cost $85,883,583)		116,579,536
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—2.1%
Money Market—2.1%
BlackRock FedFund (Institutional Shares) (Cost $2,420,634)		2,420,634
TOTAL INVESTMENTS—102.0% (Cost $88,304,217)		119,000,170
OTHER ASSETS & LIABILITIES (NET)—(2.0)%		(2,264,502)
NET ASSETS—100%		$116,735,668

(a)
Non-income producing security

(b)
All or a portion of this security was out on loan.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
(c)
At March 31, 2018, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $88,409,593 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$31,047,267
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(456,690)
Net unrealized appreciation/(depreciation)	$30,590,577

The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS

March 31, 2018
Common Stock—97.3%
	Shares	Value
AEROSPACE & DEFENSE—1.8%
United Technologies Corporation	18,701	$2,352,960
BANKS—3.8%
U.S. Bancorp	46,783	2,362,542
Wells Fargo & Company	48,893	2,562,482
		4,925,024
BEVERAGES—1.3%
Coca-Cola Company (The)	39,431	1,712,488
CHEMICALS—1.6%
Monsanto Company	17,678	2,062,846
COMMUNICATIONS EQUIPMENT—3.4%
QUALCOMM Incorporated	58,649	3,249,741
Schlumberger Limited	17,671	1,144,727
		4,394,468
COMPUTERS & PERIPHERALS—6.5%
Apple, Inc.	46,288	7,766,200
Teradata Corporation (a)	18,240	723,581
		8,489,781
DIVERSIFIED FINANCIAL SERVICES—2.5%
American Express Company	34,760	3,242,413
ELECTRICAL EQUIPMENT—2.5%
Emerson Electric Co.	29,024	1,982,339
Honeywell International Inc.	8,313	1,201,312
		3,183,651
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.6%
Amphenol Corporation	8,539	735,465
FOOD PRODUCTS—3.6%
Nestle, S.A. (b)	22,547	1,782,340
Unilever plc (b)	52,233	2,902,066
		4,684,406
FOOD STAPLES & DRUG RETAILING—3.2%
Costco Wholesale Corporation	15,388	2,899,561
CVS Caremark Corporation	11,931	742,228
PepsiCo, Inc.	4,503	491,502
		4,133,291

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES—5.8%
Becton, Dickinson and Company	5,845	$1,266,612
Medtronic plc	45,315	3,635,169
Stryker Corporation	11,801	1,899,017
Zimmer Holdings, Inc.	7,175	782,362
		7,583,160
HEALTH CARE PROVIDERS & SERVICES—7.7%
Anthem, Inc.	8,988	1,974,664
Humana Inc.	5,871	1,578,301
UnitedHealth Group, Inc.	29,986	6,417,004
		9,969,969
HOTELS, RESTAURANTS & LEISURE—0.4%
Compass Group PLC (b)	23,383	487,184
HOUSEHOLD PRODUCTS—0.8%
Reckitt Benckiser Group plc	11,905	993,472
INDUSTRIAL CONGLOMERATES—2.1%
3M Company	12,383	2,718,316
INTERNET SOFTWARE & SERVICES—7.1%
Alphabet Inc. A (a)	4,681	4,854,852
Alphabet Inc. C (a)	4,308	4,444,951
		9,299,803
IT CONSULTING & SERVICES—5.7%
Accenture plc	25,721	3,948,174
Cognizant Technology Solutions Corporation (a)	42,540	3,424,470
		7,372,644
PHARMACEUTICALS & BIOTECHNOLOGY—9.2%
Abbott Laboratories	53,960	3,233,283
Eli Lilly and Company	8,333	644,724
Johnson & Johnson	46,052	5,901,564
Novartis AG (b)	5,595	452,356
Pﬁzer Inc.	30,340	1,076,766
Roche Holding Ltd. (b)	20,684	592,080
		11,900,773
RETAILING—0.6%
TJX Companies, Inc. (The)	8,751	713,731

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
SEMICONDUCTOR EQUIPMENTS & PRODUCTS—3.8%
Analog Devices, Inc.	6,212	$566,099
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	62,009	2,713,514
Texas Instruments, Inc.	16,046	1,667,019
		4,946,632
SOFTWARE & SERVICES—18.7%
Cisco Systems, Inc.	97,073	4,163,461
MasterCard Incorporated	11,147	1,952,509
Microsoft Corporation	113,528	10,361,701
Oracle Corporation	148,595	6,798,221
SAP AG (b)	9,746	1,024,889
		24,300,781
TEXTILES & APPAREL—1.6%
LVMH Moët Hennessy-Louis Vuitton S.A. (b)	18,199	1,121,968
V.F. Corporation	13,523	1,002,325
		2,124,293
TOBACCO—3.0%
British American Tobacco plc (b)	41,455	2,391,539
Philip Morris International, Inc.	15,761	1,566,643
		3,958,182
TOTAL COMMON STOCK (Cost $107,064,004)		126,285,733

Short Term Investments—2.7%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.28%, 04/02/18, (Dated 03/29/18), Collateralized by 3,705,000 par U.S. Treasury Note-2.00% due 05/31/2024, Market Value $3,585,080 Repurchase Proceeds $3,513,469 (Cost $3,513,360)	$3,513,360	$3,513,360
TOTAL INVESTMENTS—100.0% (Cost $110,577,364)		129,799,093
OTHER ASSETS & LIABILITIES (NET)—0.0%		45,923
NET ASSETS—100%		$129,845,016

(a)
Non-Income producing security

(b)
ADR—American Depositary Receipts

(c)
At March 31, 2018, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $110,660,432 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$21,683,676

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,545,015)
Net unrealized appreciation/(depreciation)	$19,138,661

The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2018
Common Stock—44.8%
	Shares	Value
CHINA—6.0%
Agricultural Bank of China, Class H	62,000	$35,232
Air China Ltd H Shares	288,000	366,944
Bank of China Ltd., H	69,392	37,310
Bank of Communications Co., Ltd. H	58,000	45,448
Beijing Capital International Airport Co., Ltd. H	126,000	169,207
China Cinda Asset Management Co., Ltd. H	75,000	27,234
China Communications Services Corporation Ltd. H	1,220,000	729,022
China Construction Bank Corporation	45,422	46,645
China Merchants Bank Co., Ltd. - H Shares	8,500	34,818
China National Building Material Co., Ltd. H	72,000	78,159
China Pharmaceutical Group Limited	542,000	1,439,836
China Shenhua Energy Co., Ltd.	142,500	354,044
China Southern Airlines Company Limited H	330,000	340,570
China Vanke Co., Ltd. H	13,300	60,666
Guangzhou Automobile Group Co., Ltd. H Shares	60,000	110,542
Guangzhou R & F Properties Co., Ltd. H	50,400	125,734
Huaneng Power International Inc. H	272,000	182,636
Industrial & Commercial Bank of China Ltd.	46,911	40,225
Jiangsu Expressway Co., Ltd. H	108,000	152,741
Shenzhou International Group	33,550	353,300
Sino Biopharmaceutical Limited	654,000	1,283,235
Sino-Ocean Land Holdings Ltd.	118,500	85,909
Sinopec Shanghai Petrochemical Co., Ltd.	242,000	147,076
Yum China Holdings Inc.	7,315	303,573
YY Inc. (a)(c)	4,586	482,447
		7,032,553
CZECH REPUBLIC—0.9%
Komercni Banka A.S.	7,427	338,285
Moneta Money Bank A.S.	180,855	748,472
		1,086,757
GREECE—0.9%
Jumbo S.A.	32,191	573,590
Opap S.A.	45,087	514,714
		1,088,304
HONG KONG—6.6%
3SBio Inc. (a)(b)	519,800	1,170,918
ANTA Sports Products, Ltd.	49,000	247,229
China Everbright Limited	70,000	146,625
China Gas Holdings Ltd.	147,400	536,181

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
HONG KONG (continued)
China Medical System Holdings Ltd.	338,000	$767,418
China Mengniu Dairy Company Limited	217,000	743,738
China Mobile Limited	68,000	623,372
China Resources Power Holdings Co., Ltd.	466,000	850,230
Country Garden Holdings Company Limited	34,000	70,005
Geely Automobile Holdings Ltd.	80,000	230,360
Haier Electronics Group Co., Ltd.	36,000	128,201
Hengan International Group Co., Ltd.	96,500	893,860
Lee & Man Paper Manufacturing Ltd.	157,000	165,830
Longfor Properties Co., Ltd.	23,500	71,860
Nine Dragons Paper Limited	251,000	375,448
Shimao Property Holding Limited	57,000	161,226
Sunny Optical Technology (Group) Co., Ltd.	33,000	609,242
		7,791,743
HUNGARY—0.9%
MOL Hungarian Oil and Gas PLC	60,232	656,805
OTP Bank Nyrt.	10,243	460,160
		1,116,965
INDIA—3.3%
Bharat Petroleum Corporation Ltd.	19,387	127,118
GAIL (India) Ltd.	108,289	547,906
Gail Limited	36,096	182,635
HCL Technologies Ltd.	97,218	1,440,345
Hindustan Petroleum Corporation Ltd.	102,658	539,562
LIC Housing Finance Ltd.	12,249	100,833
Maruti Suzuki India Ltd.	6,078	825,103
Power Finance Corporation Limited	56,885	74,353
Rural Electrification Corporation Limited	41,885	79,793
		3,917,648
INDONESIA—1.2%
PT Bank Negara Indonesia (Persero) Tbk	461,400	290,731
PT Bank Rakyat Indonesia Tbk (a)	985,365	257,659
PT Telekomunikasi Indonesia Persero Tbk	3,176,600	830,634
PT United Tractors Tbk	32,839	76,328
		1,455,352
MALAYSIA—0.4%
Malayan Banking Berhad	159,100	432,713

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
POLAND—1.4%
Grupa LOTOS S.A.	23,309	$359,060
Jastrzębska Spółka Węglowa S.A. (a)	12,089	285,966
LPP S.A.	199	505,106
PZU S.A.	38,868	473,433
		1,623,565
RUSSIA—2.7%
Inter Rao UES OJSC	9,002,000	599,233
LUKoil P.J.S.C. (c)	2,993	206,218
Magnitogorsk Iron & Steel Works	91,300	70,211
MMC Norilsk Nickel P.J.S.C. (c)	7,378	136,751
Novolipetsk Steel	50,320	126,920
PhosAgro (d)	58,338	848,235
PJSC Polyus	2,396	186,632
Sberbank	100,800	444,597
Severstal (d)	12,776	192,790
Surgutneftegaz	286,300	142,013
Tatneft PAO–CLS	22,350	237,902
		3,191,502
SOUTH AFRICA—3.6%
Barclays Africa Group Ltd.	3,745	59,952
Bidvest Group Limited	52,407	991,089
Exxaro Resources Ltd.	51,919	477,523
FirstRand Limited	23,652	133,529
Fortress REIT Limited	71,841	96,940
Imperial Holdings Limited	45,232	890,326
Nedbank Group Ltd	5,510	132,770
Shoprite Holdings Ltd.	32,124	684,716
Standard Bank of South Africa Ltd.	4,902	90,462
Telkom South Africa Limited	155,360	694,072
Truworths International Ltd.	5,019	45,544
		4,296,923
SOUTH KOREA—7.7%
Coway Co., Ltd.	1,057	87,067
Dongbu Insurance Co., Ltd.	3,979	246,378
E-MART Co., Ltd.	2,539	644,338
GS Holdings Corp.	4,551	263,009
Hana Financial Group, Inc.	1,442	61,690
Hanwha Life Insurance Co., Ltd.	12,781	75,302
Hyundai Marine & Fire Insurance, Co., Ltd.	7,179	264,355
KB Financial Group Inc.	1,380	79,752

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
SOUTH KOREA (continued)
KT&G Corporation	13,436	$1,260,531
LG Corp.	13,079	1,066,296
LG Electronics Inc.	4,698	480,422
Lotte Chemical Corporation	1,903	773,055
NCSoft Corporation	480	184,633
S1 Corporation	10,128	912,176
Samsung Electronics Company, Ltd.	155	356,563
SK Hynix Inc.	8,678	653,760
SK Telecom Company Ltd.	6,316	1,362,867
S-Oil Corp.	2,953	331,066
		9,103,260
TAIWAN—3.2%
ASUSTeK Computer, Inc.	15,000	139,675
Catcher Technology Co., Ltd.	33,000	409,147
Chailease Holding Co., Ltd.	24,000	82,313
Chinatrust Financial Holding Co., Ltd.	95,000	68,097
First Financial Holding Company Ltd.	169,381	117,638
Hon Hai Precision Industry Co., Ltd.	39,544	122,062
Largan Precision Co., Ltd.	908	103,235
Nanya Technology Corporation	238,000	753,418
Phison Electronics Corporation	52,000	541,277
Pou Chen Corporation	950,000	1,260,932
United Microelectronics Corporation	293,000	153,750
Yuanta Financial Holding Co., Ltd.	57,000	26,098
		3,777,642
THAILAND—2.0%
Kasikornbank PCL	25,900	176,421
Kasikornbank PCL (e)	10,800	73,220
Krung Thai Bank PCL (b)	284,846	173,076
Krung Thai Bank PCL (e)	114,200	69,389
PTT Global Chemical PCL (e)	375,200	1,136,879
Siam Commercial Bank PCL (e)	50,300	230,830
Thai Oil PCL (e)	169,400	491,623
		2,351,438
TURKEY—2.5%
Eregli Demir ve Celik Fabrikalari T.A.S.	84,531	222,020
Petkim Petrokimya Holding A.S.	170,479	348,738
TAV Havalimanlari Holding A.S.	97,048	579,888
Tupras - Turkiye Petrol Rafinerileri A.S.	28,054	778,638
Turk Hava Yollari A.O. (a)	78,156	383,117

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
TURKEY (continued)
Turkcell Iletisim Hizmetleri A.S.	180,951	$688,223
		3,000,624
UNITED ARAB EMERATES—1.5%
DP World Ltd.	48,449	1,090,103
Dubai Islamic Bank PSJ	230,417	333,110
First Abu Dhabi Bank	92,393	294,309
		1,717,522
UNITED STATES—0.0%
Weibo Corp.	453	54,152
TOTAL COMMON STOCK
(Cost $45,568,836)		53,038,663

Preferred Stock—0.7%
SOUTH KOREA—0.7%
Hyundai Motor Company Ltd.	2,496	218,245
Hyundai Motor Company Ltd.	2,557	207,026
Samsung Electronics Co., Ltd.	186	353,363
		778,634
TOTAL PREFERRED STOCK
(Cost $638,875)		778,634

Exchange Traded Funds—1.5%
UNITED STATES—1.5%
Vanguard FTSE Emerging Markets ETF	38,500	1,808,730
(Cost $1,856,137)
Mutual Funds—52.3%
UNITED STATES—52.3%
Pear Tree PanAgora Risk Parity Emerging Markets Institutional* (Cost $59,624,824)	6,208,068	61,894,442

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
Short Term Investments—0.5%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.28%, 04/02/18, (Dated 03/29/18), Collateralized by 575,000 par U.S. Treasury Note-2.00% due 05/31/2024, Market Value $556,389, Repurchase Proceeds $540,905 (Cost $540,888)	$540,888	$540,888
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) - 99.8% (Cost $108,229,560)		118,061,357
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.1%
Money Market—1.1%
BlackRock FedFund (Institutional Shares) (Cost $1,357,044)	1,357,044	1,357,044
TOTAL INVESTMENTS—100.9% (Cost $109,586,604)		119,418,401
OTHER ASSETS & LIABILITIES (Net)—(0.9%)		(1,043,963)
NET ASSETS—100%		$118,374,438

*
Investment in afﬁliated security. This Fund is advised by Pear Tree Advisors, Inc. which also serves as advisor to Pear Tree PanAgora Emerging Markets Fund.

(a)
Non-income producing security.

(b)
All or a portion of this security was out on loan.

(c)
ADR—American Depositary Receipts

(d)
GDR—Global Depositary Receipts

(e)
NVDR - Non-Voting Depositary Receipts

(f)
At March 31, 2018, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $109,736,584 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,799,563
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,117,746)
Net unrealized appreciation/(depreciation)	$9,681,817

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2018
Common Stock—94.4%
	Shares	Value
AUSTRALIA—3.4%
BHP Billiton plc (a)	1,502,300	$59,686,379
WorleyParsons Limited	2,214,860	24,377,745
		84,064,124
AUSTRIA—1.9%
Andritz AG	871,500	48,620,800
BELGIUM—2.0%
Solvay S.A.	363,318	50,383,384
CANADA—4.5%
Magna International Inc.	908,051	51,079,189
Methanex Corporation	1,003,793	60,728,659
		111,807,848
COLUMBIA—2.0%
Bancolombia S.A. (a)	769,800	32,346,996
Bancolombia S.A.	1,568,400	16,969,334
		49,316,330
FINLAND—1.9%
Kone OYJ, Class B	976,000	48,609,962
FRANCE—6.6%
Imerys SA	493,179	47,816,792
Ipsos	482,280	18,917,380
Michelin (CGDE)	325,400	47,944,146
Vinci SA	504,700	49,554,026
		164,232,344
GERMANY—15.7%
BASF SE	480,600	48,705,569
Deutsche Telekom AG	3,091,377	50,334,610
Freenet AG	1,548,709	47,026,367
Hannover Rueck SE	376,900	51,363,728
Lanxess AG	609,700	46,602,095
Linde AG	223,400	46,971,241
Muenchener Rueckvers AG	223,530	51,874,230
Symrise AG	619,750	49,776,853
		392,654,693
INDIA—2.0%
Infosys Limited—SP (a)	2,815,292	50,252,962

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
IRELAND—1.5%
Greencore Group plc	20,814,335	$38,681,737
ISRAEL—1.4%
Teva Pharmaceuticals SP (a)	2,026,028	34,624,819
ITALY—0.1%
Trevi Finanziaria SpA	7,602,219	3,718,111
JAPAN—9.4%
Asahi Group Holdings Limited	1,042,100	55,757,666
Kansai Electric Power Company Inc.	4,252,500	55,143,143
KDDI Corporation	2,088,000	53,120,353
Mixi, Inc.	962,200	35,648,766
Nexon Co., Limited	2,130,800	35,845,608
		235,515,536
NORWAY—5.7%
DNB Bank ASA	2,547,530	49,365,015
SpareBank 1 SR-Bank ASA	3,877,987	42,573,722
Yara International ASA	1,183,300	49,897,875
		141,836,612
PUERTO RICO—2.2%
Popular, Inc.	1,329,250	55,323,385
RUSSIA—1.0%
Sberbank of Russia (a)	1,355,000	25,243,650
SINGAPORE—2.2%
United Overseas Bank Limited	2,583,666	54,185,560
SOUTH AFRICA—2.0%
Sasol Limited	1,501,135	51,080,394
SOUTH KOREA—7.8%
Hyundai Mobis Company, Limited	177,300	42,249,930
Kia Motors Corporation	1,241,100	37,085,125
LG Uplus Corporation	3,151,900	36,371,489
Samsung Electronics Company Limited	22,647	52,097,236
SK Hynix, Inc.	363,100	27,354,283
		195,158,063
SWEDEN—3.7%
Duni AB	1,281,600	17,717,619
Loomis AB, Class B	889,626	31,959,680

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
SWEDEN (continued)
Svenska Handelsbanken AB, Class A	3,549,200	$44,227,585
		93,904,884
SWITZERLAND—2.0%
Novartis AG	610,750	49,304,159
THAILAND—1.9%
Siam Commercial Bank PCL	10,554,200	48,433,889
UNITED KINGDOM—13.5%
Babcock International Group plc	5,638,700	52,873,609
BBA Aviation plc	7,334,397	32,947,360
Bellway plc	1,157,396	49,476,971
Cineworld Group plc	17,411,500	57,563,035
Next plc	752,550	50,212,838
Standard Chartered plc	4,564,455	45,609,928
Taylor Wimpey plc	19,289,936	49,925,932
		338,609,673
TOTAL COMMON STOCK (Cost $2,042,398,561)		2,365,562,919
Short Term Investments—5.3%
	Par Value	Value
Money Market—5.3%
State Street Bank Institutional U.S. Government Money Market Fund (Cost $133,861,578)	$133,861,578	133,861,578
TOTAL INVESTMENTS—99.7% (Cost $2,176,260,139)		2,499,424,497
OTHER ASSETS & LIABILITIES (NET)—0.3%		8,176,889
NET ASSETS—100%		$2,507,601,386

(a)
ADR—American Depository Receipts

(b)
At March 31, 2018, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $2,179,867,757 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$426,717,338
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(107,160,598)
Net unrealized appreciation/(depreciation)	$319,556,740

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2018
Common Stock—94.0%
	Shares	Value
AUSTRALIA—1.3%
WorleyParsons Limited	1,100,310	$12,110,507
BELGIUM—0.2%
Kinepolis Group	31,973	2,117,732
BRAZIL—1.7%
Equatorial Energia S.A.	744,037	16,015,488
CHINA—4.0%
China Hongxing Sports Limited *(a)	10,258,400	78,234
Shanghai Mechanical & Electrical Industry Co. Limited—B	6,657,838	13,808,356
Shui On Land Limited	49,991,934	13,567,110
Xinhua Winshare Publishing and Media Co., Limited	11,761,500	9,395,893
		36,849,593
DENMARK—2.0%
DFDS A/S	339,090	18,904,011
EGYPT—0.5%
Egypt Kuwait Holding Company S.A.E.	4,457,725	4,413,148
FRANCE—3.7%
Elis SA	603,100	14,896,500
Ipsos	500,567	19,634,686
		34,531,186
GERMANY—4.6%
Freenet AG	598,500	18,173,382
QSC AG	1,296,372	2,262,126
Sixt SE	202,525	21,913,254
		42,348,762
HONG KONG—4.4%
AMVIG Holdings Limited	14,312,000	3,920,546
Samson Holding Limited	46,649,800	5,230,465
Texwinca Holdings Limited	17,508,200	9,190,656
VST Holdings Limited	16,595,360	8,753,764
VTech Holdings Limited	1,061,600	13,404,245
		40,499,676
INDIA—5.1%
KRBL Limited	646,753	4,329,424
LIC Housing Finance Limited	1,784,100	14,686,573
NIIT Technologies Limited	1,420,075	18,811,911

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
INDIA (continued)
South Indian Bank Limited	26,225,369	$9,187,888
		47,015,796
IRELAND—3.2%
Glanbia plc	792,800	13,639,251
IFG Group plc	1,937,085	4,975,009
UDG Healthcare plc	908,885	11,060,948
		29,675,208
ITALY—0.8%
De’Longhi SpA	234,489	6,950,221
JAPAN—16.1%
Chugoku Marine Paints Limited	1,000,000	9,854,718
Daicel Corporation	1,612,700	17,500,172
Dowa Holdings Co., Limited	518,500	18,308,030
IBJ Leasing Co., Limited	690,800	19,364,096
Kanematsu Corporation	1,395,500	18,594,419
Nihon House Holdings Co., Limited	1,761,900	9,393,928
Unipres Corporation	834,300	18,655,935
VT Holdings Co., Limited	1,728,300	8,873,495
Zojirushi Corporation	1,935,000	28,166,628
		148,711,421
NETHERLANDS—1.8%
Arcadis NV	837,683	16,418,718
NORWAY—6.4%
ABG Sundal Collier Holding ASA	6,000,788	4,860,639
Borregaard ASA	997,800	9,403,797
Fjourd1 A.S.	1,699,219	10,495,886
Sbanken ASA	494,300	4,633,364
SpareBank Nord-Norge	812,996	6,419,602
Sparebank 1 Oestlandet	590,385	6,331,045
SpareBank 1 SMN	832,765	8,580,231
SpareBank 1 SR-Bank ASA	791,726	8,691,809
		59,416,373
PHILIPPINES—0.5%
Manila Water Company, Inc.	9,331,370	4,971,723
PORTUGAL—1.4%
Redes Energéticas Nacionais, SGPS, S.A.	4,141,005	12,762,394

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
SOUTH KOREA—2.0%
Cuckoo Electronics Co., Limited	48,230	$3,895,866
Lotte Himart Co., Limited	210,100	14,467,905
		18,363,771
SWEDEN—2.4%
Duni AB	272,601	3,768,602
Loomis AB, Class B	433,356	15,568,249
Nolato AB, Class B	41,600	3,029,742
		22,366,593
TAIWAN—11.9%
Chong Hong Construction Co., Limited	5,549,255	16,082,315
Holtek Semiconductor, Inc.	1,705,600	4,551,075
Huaku Development Co., Limited	3,779,900	9,321,083
Kings Town Bank	7,648,800	9,680,033
Sercomm Corporation	1,406,000	3,848,091
Sitronix Technology Corporation	4,712,100	13,995,537
Taiwan Union Technology Corporation	6,396,300	20,204,384
WT Microelectronics Co., Limited	9,092,124	14,687,349
Yageo Corporation	991,101	17,675,773
		110,045,640
THAILAND—5.0%
Hana Microelectronics PCL	12,795,280	13,298,580
Ratchaburi Electricity Generating Holding PCL	10,424,000	17,167,765
Thanachart Capital PCL	9,490,100	15,781,426
		46,247,771
UNITED KINGDOM—15.0%
BBA Aviation plc	2,937,491	13,195,710
Cineworld Group plc	6,291,000	20,798,269
Clarkson plc	111,809	4,734,209
Conviviality plc *	3,212,000	—
Crest Nicholson Holdings plc	3,040,000	19,367,591
Galliford Try plc	920,010	10,770,670
Go-Ahead Group plc	466,211	11,465,046
Halfords Group plc	3,922,332	17,927,744
Keller Group plc	918,700	11,206,156
Lancashire Holdings Limited	23,454	190,725
The Restaurant Group plc	1,604,537	5,709,592
Vitec Group plc	305,974	5,276,590

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
	Shares	Value
UNITED KINGDOM (continued)
Wetherspoon (J.D.) plc	1,121,000	$17,901,649
		138,543,951
TOTAL COMMON STOCK (Cost $735,591,873)		$869,279,683

Preferred Stock—2.0%
	Shares	Value
GERMANY—2.0%
Dräegerwerk AG (Cost $16,832,712)	193,662	$18,372,175

Rights—0.1%
	Shares	Value
UNITED KINGDOM—0.1%
Galliford Try plc (Cost $0)	306,670	$1,203,907

Short Term Investments—3.5%
	Par Value	Value
Money Market—3.5%
State Street Bank Institutional U.S. Government Money Market Fund (Cost $31,992,615)	$31,992,615	31,992,615
TOTAL INVESTMENTS—99.6% (Cost $784,417,200)		920,848,380
OTHER ASSETS & LIABILITIES (NET)—0.4%		3,461,396
NET ASSETS—100%		$924,309,776

*
Fair Valued by Valuation Committee as delegated by the Pear Tree Funds Board of Trustees that represents 0.01% of net assets as of March 31, 2018.

(a)
Non-income producing security

(b)
At March 31, 2018, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $785,202,606 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$164,410,382
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,764,608)
Net unrealized appreciation/(depreciation)	$135,645,774

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2018
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2018
	Small Cap	Quality	Emerging Markets	Foreign Value	Foreign Value Small Cap
Assets:
Investments at value (Includes collateral from securities on loan of $2,420,634; $0; $1,357,044; $0; $0, respectively)* (Note 2)	$119,000,170	$126,285,733	$56,983,071	$2,499,424,497	$920,848,380
Investment at value of affliliated securities	—	—	61,894,442	—	—
Repurchase agreements	—	3,513,360	540,888	—	—
Total Investments	119,000,170	129,799,093	119,418,401	2,499,424,497	920,848,380
Foreign currency at value (Cost $1,177 for Small Cap, $0 for Quality, $75,975 for Emerging Markets, $1,209,643 for Foreign Value and $50,431 for Foreign Value Small Cap)	1,176	—	76,265	1,203,473	50,578
Cash	39,538	8,009	3,987	394,477	—
Dividends, interest and foreign tax reclaims receivable	59,349	155,579	324,746	8,723,634	5,277,300
Receivable for investments sold	—	—	138,504	—	370,968
Receivable for shares of beneficial interest sold	193,972	16,505	3,244	1,619,239	1,558,946
Unrealized gain on spot foreign currency contracts (Note 2)	—	—	—	—	104
Other assets	13,864	7,527	7,238	22,387	—
Total Assets	$119,308,069	$129,986,713	$119,972,385	$2,511,387,707	$928,106,276
Liabilities:
Payable for investments purchased	$—	$—	$—	$—	$1,945,322
Payable for shares of beneficial interest repurchased	23,540	—	84,690	1,275,180	420,805
Payable for compensation of manager (Note 3)	79,468	83,699	38,131	1,917,099	713,821
Payable for distribution fees (Note 3)	23,401	26,989	23,815	191,154	69,116
Payable to custodian	7,284	8,068	21,067	93,712	60,266
Payable to transfer agent (Note 3)	16,291	18,403	16,399	192,690	73,513
Payable for collateral received for securities loaned	2,420,634	—	1,357,044	—	—
Payable for foreign capital gain tax	—	—	50,549	—	461,900
Unrealized loss on spot foreign currency contracts (Note 2)	6	—	—	744	1,714
Other accrued expenses and liabilities	1,777	4,538	6,252	115,742	50,043
Total Liabilities	$2,572,401	$141,697	$1,597,947	$3,786,321	$3,796,500
Net Assets	$116,735,668	$129,845,016	$118,374,438	$2,507,601,386	$924,309,776

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2018
PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2018

	Small Cap	Quality	Emerging Markets	Foreign Value	Foreign Value Small Cap
Net Assets Consist Of:
Shares of beneficial interest	$84,042,592	$97,402,561	$113,673,064	$2,151,015,743	$773,585,865
Undistributed net investment income/(loss)	13,325	—	1,667,009	31,030,811	2,218,837
Accumulated net realized gain/(loss) on investments, foreign denominated assets, liabilities and currency	1,983,805	13,220,746	(6,748,203)	2,203,574	12,510,080
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities and currency	30,695,946	19,221,709	9,782,568	323,351,258	135,994,994
Net Assets	$116,735,668	$129,845,016	$118,374,438	$2,507,601,386	$924,309,776
Investments at cost—Non-affiliated securities	$88,304,217	$110,577,364	$49,961,780	$2,176,260,139	$784,417,200
Investments at cost—Affiliated securities	$—	$—	$59,624,824	$—	$—
Total Investment cost	$88,304,217	$110,577,364	$109,586,604	$2,176,260,139	$784,417,200
Net assets
Ordinary Shares	$109,340,560	$123,780,555	$110,502,439	$886,354,254	$319,531,129
Institutional Shares	$7,395,108	$6,064,461	$7,871,999	$1,346,163,538	$593,618,852
R6 Shares	—	—	—	$275,083,594	$11,159,795
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	4,291,747	6,574,091	4,745,051	40,753,653	20,442,986
Institutional Shares	245,911	300,964	333,141	62,008,024	37,908,043
R6 Shares	—	—	—	23,620,162	928,817
Net asset value and offering price per share
Ordinary Shares	$25.48	$18.83	$23.29	$21.75	$15.63
Institutional Shares	$30.07	$20.15	$23.63	$21.71	$15.66
R6 Shares	—	—	—	$11.65	$12.02

•
Includes securities on loan to brokers with market value of $2,365,200; $0; $1,289,346; $0; $0, respectively.)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2018
	Small Cap	Quality	Emerging Markets	Foreign Value	Foreign Value Small Cap
Investment Income:
Dividends—Affiliated securities	$—	$—	$1,054,364	$—	$—
Dividends—Non-affiliated securities*	1,732,907	2,631,411	1,714,873	55,919,180	24,998,343
Interest	21,715	1,859	439	820,250	315,296
Sec Lending Income	101,714	39,234	14,825	—	—
Miscellaneous	10	10	1,179	3,122	9
Total Investment Income	$1,856,346	$2,672,514	$2,785,680	$56,742,552	$25,313,648
Expenses:
Compensation of manager (Note 3)	926,747	1,279,128	533,681	21,119,416	7,936,341
Distribution fees, Ordinary Shares (Note 3)	271,158	303,750	268,229	2,277,267	777,781
Administrative fees (Note 3)	34,173	37,986	36,486	567,811	207,914
Custodian and fund accounting fees	41,649	41,780	93,677	542,137	285,763
Regulatory and Compliance (Note 3)	9,174	10,160	9,780	150,007	54,610
Transfer agent fees (Note 3):
Ordinary Shares	176,941	197,573	174,789	1,476,474	504,033
Institutional Shares	11,859	10,364	12,056	1,562,683	761,473
R6 Shares	—	—	—	24,109	921
Audit and legal	15,707	17,438	20,680	257,858	96,716
Registration fees	33,463	27,549	33,214	115,873	77,823
Insurance	2,666	2,942	2,867	41,880	15,039
Compensation of trustees (Note 3)	6,459	7,153	6,885	105,620	38,451
Printing	8,193	9,114	8,850	132,913	66,836
Miscellaneous	6,838	7,561	7,203	112,780	41,154
Total expenses before waivers/reimbursements/reductions	1,545,027	1,952,498	1,208,397	28,486,828	10,864,855
Waivers and/or reimbursements of expenses (Note 3)	(8,815)	(336,886)	(124,919)	(3,271,396)	(1,360,122)
Expenses, Net	$1,536,212	$1,615,612	$1,083,478	$25,215,432	$9,504,733
Net investment income/(loss)	$320,134	$1,056,902	$1,702,202	$31,527,120	$15,808,915

Realized and unrealized gain/(loss) on investments,foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments**	$2,679,503	$16,448,932	$6,878,143	$170,728,954	$33,002,176
Foreign denominated assets, liabilities, and currency	(2,759)	647	20,695	(488,134)	(202,562)
Change in unrealized appreciation/(depreciation) of:
Investments	134,591	(78,463)	7,826,481	41,889,059	61,654,554
Foreign denominated assets, liabilities, and currency	(9)	23	42,604	225,147	(365,204)
Net realized and unrealized gain/(loss) on investment and foreign currency	2,811,326	16,371,139	14,767,923	212,355,026	94,088,964
Net increase/(decrease) in net assets resulting from operations	$3,131,460	$17,428,041	$16,470,125	$243,882,146	$109,897,879

*
Dividends are net of foreign withholding taxes of $ 12,011 for Small Cap, $47,269 for Quality,$214,392 for Emerging Markets, $ 6,065,211 for Foreign Value and $ 2,024,818 for Foreign Value Small Cap.

**
Net realized gains on Investments are net of foreign withholding taxes of $ -0- for Small Cap, $ -0- for Quality, $55,430 for Emerging Markets, $ -0- for Foreign Value and $ -0- for Foreign Value Small Cap.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$320,134	$272,211
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	2,676,744	7,578,151
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	134,582	13,767,268
Net increase/(decrease) from operations	$3,131,460	$21,617,630
Distributions to shareholders from:
Net investment income
Ordinary shares	$(172,426)	$(581,080)
Institutional shares	(30,964)	(44,869)
R6 Shares	—	—
Net realized gains
Ordinary shares	(6,387,837)	(632,387)
Institutional shares	(373,320)	(35,905)
R6 Shares	—	—
Total distributions	$(6,964,547)	$(1,294,241)
Fund share transactions (Note 8)	4,101,501	(780,175)
Increase/(decrease) in net assets	$268,414	$19,543,214
Net assets beginning of period	116,467,254	96,924,040
Net assets end of period*	$116,735,668	$116,467,254
* Includes undistributed net investment income/(loss) of:	$13,325	$93,804

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,056,902	$1,177,531
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	16,449,579	7,915,319
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(78,440)	6,445,719
Net increase/(decrease) from operations	$17,428,041	$15,538,569
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,104,079)	$(1,201,347)
Institutional shares	(73,284)	(90,433)
R6 Shares	—	—
Net realized gains
Ordinary shares	(7,147,721)	(5,099,853)
Institutional shares	(356,929)	(316,791)
R6 Shares	—	—
Total distributions	$(8,682,013)	$(6,708,424)
Fund share transactions (Note 8)	2,016,303	(11,779,255)
Increase/(decrease) in net assets	$10,762,331	$(2,949,110)
Net assets beginning of period	119,082,685	122,031,795
Net assets end of period*	$129,845,016	$119,082,685
* Includes undistributed net investment income/(loss) of:	$—	$32,877

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets
	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,702,202	$1,494,278
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	6,898,838	986,557
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	7,869,085	7,191,031
Net increase/(decrease) from operations	$16,470,125	$9,671,866
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,324,592)	$(1,694,688)
Institutional shares	(112,617)	(316,247)
R6 Shares	—	—
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
R6 Shares	—	—
Total distributions	$(1,437,209)	$(2,010,935)
Fund share transactions (Note 8)	(7,369,285)	(18,331,368)
Increase/(decrease) in net assets	$7,663,631	$(10,670,437)
Net assets beginning of period	110,710,807	121,381,244
Net assets end of period*	$118,374,438	$110,710,807
* Includes undistributed net investment income/(loss) of:	$1,667,009	$1,436,751

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$31,527,120	$22,063,992
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	170,240,820	28,627,343
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	42,114,206	149,337,539
Net increase/(decrease) from operations	$243,882,146	$200,028,874
Distributions to shareholders from:
Net investment income
Ordinary shares	$(5,585,606)	$(8,477,311)
Institutional shares	(9,640,370)	(9,379,254)
R6 Shares	(4,781,364)	—
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
R6 Shares	—	—
Total distributions	$(20,007,340)	$(17,856,565)
Fund share transactions (Note 8)	627,622,807	(156,029,344)
Increase/(decrease) in net assets	$851,497,613	$26,142,965
Net assets beginning of period	1,656,103,773	1,629,960,808
Net assets end of period*	$2,507,601,386	$1,656,103,773
* Includes undistributed net investment income/(loss) of:	$31,030,811	$19,999,166

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$15,808,915	$10,359,209
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	32,799,614	(12,775,149)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	61,289,350	83,099,339
Net increase/(decrease) from operations	$109,897,879	$80,683,399
Distributions to shareholders from:
Net investment income
Ordinary shares	$(5,879,646)	$(2,796,624)
Institutional shares	(11,746,651)	(3,807,349)
R6 Shares	(297,266)	—
Net realized gains
Ordinary shares	(2,865,948)	(1,654,113)
Institutional shares	(4,897,896)	(1,795,050)
R6 Shares	(121,621)	—
Total distributions	$(25,809,028)	$(10,053,136)
Fund share transactions (Note 8)	254,390,890	(39,155,442)
Increase/(decrease) in net assets	$338,479,741	$31,474,821
Net assets beginning of period	585,830,035	554,355,214
Net assets end of period*	$924,309,776	$585,830,035
* Includes undistributed net investment income/(loss) of:	$2,218,837	$4,536,047

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.35	$21.61	$24.65	$27.62	$22.50
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.07	0.06	0.16	0.04	(0.08)
Net realized and unrealized gain/(loss) on securities	0.68	4.99	(1.59)	(0.37)	5.20
Total from Investment Operations	0.75	5.05	(1.43)	(0.33)	5.12
Less Distributions:
Dividends from net investment income	(0.04)	(0.15)	—	(0.20)	—
Distributions from realized capital gains	(1.58)	(0.16)	(1.61)	(2.44)	—
Total Distributions	(1.62)	(0.31)	(1.61)	(2.64)	—
Net Asset Value, End of Period	$25.48	$26.35	$21.61	$24.65	$27.62
Total Return	2.75%	23.36%	(5.83)%	(0.36)%	22.76%
Net Assets, End of Period (000s)	$109,341	$109,247	$91,139	$98,084	$107,370
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.35%	1.35%	1.35%	1.50%	1.53%
Net	1.35%	1.35%	1.35%	1.50%	1.53%
Ratio of net investment income (loss) to average net assets (c)	0.25%	0.25%	0.70%	0.17%	(0.30)%
Portfolio Turnover	18%	37%	17%	94%	67%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$30.80	$25.19	$28.39	$31.37	$25.48
Income from Investment Operations:

Net investment income (loss) (a) (c)	0.19 (b)	0.14	0.23	0.11	(0.02)
Net realized and unrealized gain/(loss) on securities	0.79	5.83	(1.82)	(0.39)	5.91
Total from Investment Operations	0.98	5.97	(1.59)	(0.28)	5.89
Less Distributions:
Dividends from net investment income	(0.13)	(0.20)	—	(0.26)	—
Distributions from realized capital gains	(1.58)	(0.16)	(1.61)	(2.44)	—
Total Distributions	(1.71)	(0.36)	(1.61)	(2.70)	—
Net Asset Value, End of Period	$30.07	$30.80	$25.19	$28.39	$31.37
Total Return	3.10%	23.71%	(5.62)%	(0.11)%	23.12%
Net Assets, End of Period (000s)	$7,395	$7,220	$5,785	$3,761	$9,812
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.10%	1.10%	1.10%	1.28%	1.28%
Net	0.98%	1.10%	1.10%	1.28%	1.28%
Ratio of net investment income (loss) to average net assets (c)	0.62%	0.49%	0.89%	0.36%	(0.08)%
Portfolio Turnover	18%	37%	17%	94%	67%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.52	$16.31	$17.47	$18.10	$15.85
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.15	0.16	0.15	0.28	0.19
Net realized and unrealized gain/(loss) on securities	2.49	2.04	0.72	1.30	2.24
Total from Investment Operations	2.64	2.20	0.87	1.58	2.43
Less Distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.16)	(0.33)	(0.18)
Distributions from realized capital gains	(1.15)	(0.80)	(1.87)	(1.88)	—
Total Distributions	(1.33)	(0.99)	(2.03)	(2.21)	(0.18)
Net Asset Value, End of Period	$18.83	$17.52	$16.31	$17.47	$18.10
Total Return	14.91%	14.04%	5.47%	9.12%	15.40%
Net Assets, End of Period (000s)	$123.781	$112,513	$113,498	$116,104	$114,857
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.54%	1.55%	1.55%	1.54%	1.55%
Net excluding dividend and interest expense for securities sold short	1.28%	1.30%	1.29%	1.29%	1.30%
Ratio of net investment income (loss) to average net assets (c)	0.81%	0.97%	0.91%	1.52%	1.13%
Portfolio Turnover	48%	31%	35%	49%	35%

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.65	$17.30	$18.39	$18.95	$16.58
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.24	0.22	0.21	0.35	0.25
Net realized and unrealized gain/(loss) on securities	2.65	2.16	0.76	1.35	2.35
Total from Investment Operations	2.89	2.38	0.97	1.70	2.60
Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.19)	(0.38)	(0.23)
Distributions from realized capital gains	(1.15)	(0.80)	(1.87)	(1.88)	—
Total Distributions	(1.39)	(1.03)	(2.06)	(2.26)	(0.23)
Net Asset Value, End of Period	$20.15	$18.65	$17.30	$18.39	$18.95
Total Return	15.34%	14.30%	5.74%	9.34%	15.74%
Net Assets, End of Period (000s)	$6,064	$6,569	$8,533	$11,209	$10,045
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.29%	1.30%	1.30%	1.29%	1.31%
Net excluding dividend and interest expense for securities sold short	0.93%	1.05%	1.04%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets (c)	1.17%	1.22%	1.14%	1.83%	1.38%
Portfolio Turnover	48%	31%	35%	49%	35%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.40	$18.96	$21.94	$22.15	$23.56
Income from Investment Operations:
Net investment income (loss) ( a)(c)	0.32(b )	0.23(b )	0.33(b )	0.29	0.33
Net realized and unrealized gain/(loss) on securities	2.85	1.52	(3.02)	(0.18)	(1.45)
Total from Investment Operations	3.17	1.75	(2.69)	0.11	(1.12)
Less Distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.29)	(0.32)	(0.29)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.28)	(0.31)	(0.29)	(0.32)	(0.29)
Net Asset Value, End of Period	$23.29	$20.40	$18.96	$21.94	$22.15
Total Return	15.63%	9.39%	(12.12)%	0.54%	(4.77)%
Net Assets, End of Period (000s)	$110,502	$102,633	$107,893	$127,295	$131,920
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.07%	1.21%	1.32%	1.37%	1.60%
Net	0.97%	1.09%	1.31%	1.37%	1.60%
Ratio of net investment income (loss) to average net assets (c)	1.46%	1.21%	1.66%	1.26%	1.50%
Portfolio Turnover	50%	47%	82%(e)	35%	61%

The accompanying notes are an integral part of these financial statements.

Pear Tree Panagora Emerging Markets Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.69	$19.23	$22.26	$22.46	$23.88
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.40 (b)	0.34 (b)	0.36 (b)	0.35	0.39
Net realized and unrealized gain/(loss) on securities	2.89	1.49	(3.04)	(0.18)	(1.46)
Total from Investment Operations	3.29	1.83	(2.68)	0.17	(1.07)
Less Distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.35)	(0.37)	(0.35)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.35)	(0.37)	(0.35)	(0.37)	(0.35)
Net Asset Value, End of Period	$23.63	$20.69	$19.23	$22.26	$22.46
Total Return	16.01%	9.68%	(11.88)%	0.81%	(4.52)%
Net Assets, End of Period (000s)	$7,872	$8,078	$13,489	$12,424	$15,358
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	0.82%	0.95%	1.07%	1.11%	1.35%
Net	0.61%	0.83%	1.06%	1.11%	1.35%
Ratio of net investment income (loss) to average net assets (c)	1.80%	1.69%	1.78%	1.52%	1.74%
Portfolio Turnover	50%	47%	82% (e)	35%	61%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(e)
Turnover is higher due to a change in strategy as of March 18, 2016.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.15	$17.03	$18.67	$19.38	$15.83
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.29(b )	0.23	0.23	0.29	0.19
Net realized and unrealized gain/(loss) on securities	2.44	2.07	(1.60)	(0.80)	3.49
Total from Investment Operations	2.73	2.30	(1.37)	(0.51)	3.68
Less Distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.27)	(0.20)	(0.13)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.13)	(0.18)	(0.27)	(0.20)	(0.13)
Net Asset Value, End of Period	$21.75	$19.15	$17.03	$18.67	$19.38
Total Return	14.27%	13.59%	(7.29)%	(2.53)%	23.28%
Net Assets, End of Period (000s)	$886,354	$859,328	$932,418	$1,030,641	$908,108
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.51%	1.53%	1.52%	1.52%	1.54%
Net	1.41%	1.53%	1.52%	1.52%	1.54%
Ratio of net investment income (loss) to average net assets (c)	1.39%	1.31%	1.29%	1.55%	1.11%
Portfolio Turnover	30%	15%	13%	2%	3%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.10	$17.00	$18.68	$19.39	$15.83
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.33(b )	0.26	0.27	0.33	0.24
Net realized and unrealized gain/(loss) on securities	2.49	2.07	(1.60)	(0.80)	3.48
Total from Investment Operations	2.82	2.33	(1.33)	(0.47)	3.72
Less Distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.35)	(0.24)	(0.16)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.21)	(0.23)	(0.35)	(0.24)	(0.16)
Net Asset Value, End of Period	$21.71	$19.10	$17.00	$18.68	$19.39
Total Return	14.75%	13.82%	(7.06)%	(2.29)%	23.58%
Net Assets, End of Period (000s)	$1,346,164	$759,793	$697,543	$594,691	$570,792
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.26%	1.27%	1.27%	1.27%	1.28%
Net	1.04%	1.27%	1.27%	1.27%	1.28%
Ratio of net investment income (loss) to average net assets (c)	1.57%	1.49%	1.51%	1.76%	1.37%
Portfolio Turnover	30%	15%	13%	2%	3%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R 6 Shares
	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$10.34	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.19 (b)	0.05
Net realized and unrealized gain/(loss) on securities	1.34	0.29
Total from Investment Operations	1.53	0.34
Less Distributions:
Dividends from net investment income	(0.22)	—
Distributions from realized capital gains	—	—
Total Distributions	(0.22)	—
Net Asset Value, End of Period	$11.65	$10.34
Total Return	14.79%	3.40%***
Net Assets, End of Period (000s)	$275,084	$36,982
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.10%	1.14%**
Net	1.01%	1.14%**
Ratio of net investment income (loss) to average net assets (c)	1.58%	3.39%**
Portfolio Turnover	30%	15%***
*
Commenced operations February 6, 2017

**
Annualized.

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.71	$12.06	$13.35	$13.17	$10.50
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.28(b )	0.23	0.21	0.15	0.14
Net realized and unrealized gain/(loss) on securities	2.07	1.64	(1.26)	0.17	2.66
Total from Investment Operations	2.35	1.87	(1.05)	0.32	2.80
Less Distributions:
Dividends from net investment income	(0.29)	(0.14)	(0.19)	(0.14)	(0.13)
Distributions from realized capital gains	(0.14)	(0.08)	(0.05)	—	—
Total Distributions	(0.43)	(0.22)	(0.24)	(0.14)	(0.13)
Net Asset Value, End of Period	$15.63	$13.71	$12.06	$13.35	$13.17
Total Return	17.15%	15.73%	(7.83)%	2.57%	26.80%
Net Assets, End of Period (000s)	$319,531	$270,948	$283,509	$233,185	$138,321
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.52%	1.55%	1.56%	1.56%	1.58%
Net	1.42%	1.55%	1.56%	1.56%	1.58%
Ratio of net investment income (loss) to average net assets (c)	1.85%	1.82%	1.66%	1.15%	1.23%
Portfolio Turnover	26%	46%	8%	11%	4%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.73	$12.07	$13.36	$13.19	$10.51
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.32(b )	0.25	0.24	0.14	0.16
Net realized and unrealized gain/(loss) on securities	2.09	1.66	(1.26)	0.21	2.67
Total from Investment Operations	2.41	1.91	(1.02)	0.35	2.83
Less Distributions:
Dividends from net investment income	(0.34)	(0.17)	(0.22)	(0.18)	(0.15)
Distributions from realized capital gains	(0.14)	(0.08)	(0.05)	—	—
Total Distributions	(0.48)	(0.25)	(0.27)	(0.18)	(0.15)
Net Asset Value, End of Period	$15.66	$13.73	$12.07	$13.36	$13.19
Total Return	17.56%	16.13%	(7.62)%	2.79%	27.16%
Net Assets, End of Period (000s)	$593,619	$312,955	$270,846	$200,160	$47,418
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.27%	1.30%	1.30%	1.31%	1.33%
Net	1.05%	1.30%	1.30%	1.31%	1.33%
Ratio of net investment income (loss) to average net assets (c)	2.08%	2.03%	1.91%	1.12%	1.47%
Portfolio Turnover	26%	46%	8%	11%	4%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$10.63	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.26 (b)	0.04
Net realized and unrealized gain/(loss) on securities	1.62	0.59
Total from Investment Operations	1.88	0.63
Less Distributions:
Dividends from net investment income	(0.35)	—
Distributions from realized capital gains	(0.14)	—
Total Distributions	(0.49)	—
Net Asset Value, End of Period	$12.02	$10.63
Total Return	17.66%	6.30%***
Net Assets, End of Period (000s)	$11,160	$1,927
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.12%	1.14%**
Net	1.02%	1.14%**
Ratio of net investment income (loss) to average net assets (c)	2.12%	2.95%**
Portfolio Turnover	26%	46%***
*
Commenced operations February 6, 2017

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust
Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has five series (each a “Fund” and collectively the “Funds”), each with its own investment objective and strategy. A sixth series of the Trust, Pear Tree PanAgora Risk Parity Emerging Markets Fund, was reorganized and merged into Pear Tree PanAgora Emerging Markets Fund in May 2018. See Note 2, “Significant Accounting Policies-Subsequent Events-Reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund,” below.
Pear Tree Polaris Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.
Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.
Pear Tree PanAgora Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.
Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.
Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.
Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets, which is a “diversified company.”
As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
The Trustees of the Trust (the "Trustees”) have authorized each Fund to issue three classes of shares, designated as Ordinary Shares, Institutional Shares and R6 Shares. During the period covered by these financial statements, each Fund offered Ordinary Shares and Institutional Shares. Beginning February 6, 2017, each of Foreign Value and Foreign Value Small Cap also offered R6 Shares. The three classes differ principally in their respective expense structures and minimum investment requirements. Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders pursuant to Rule 12b-1. There is no 12b-1 distribution plan applicable to Institutional Shares or R6 shares of any Fund.
At times, a Fund’s investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, especially emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal investment risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s investment risks.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.
Security Valuation
Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when Fund shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.
The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2018:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2018
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$102,064,689	$—	$—	$102,064,689
Real Estate Investment Trusts	9,359,082	—	—	9,359,082
Short Term Investments	7,576,399	—	—	7,576,399
Total	$119,000,170	$—	$—	$119,000,170
Quality
Common Stock*	$112,817,797	$—	$—	$112,817,797
Depository Receipts	13,467,936	—	—	13,467,936
Short Term Investments	—	3,513,360	—	3,513,360
Total	$126,285,733	$3,513,360	$—	$129,799,093
Emerging Markets
Common Stock*	$44,928,465	$4,090,724	$—	$49,019,189
Depository Receipts	3,922,534	—	—	3,922,534
Mutual Funds	63,703,172	—	—	63,703,172
Preferred Stock	778,634	—	—	778,634
Real Estate Investment Trusts	96,940	—	—	96,940
Short Term Investments	1,357,044	540,888	—	1,897,932
Total	$114,786,789	$4,631,612	$—	$119,418,401
Foreign Value
Common Stock*	$1,956,168,278	$207,239,835	$—	$2,163,408,113
Depository Receipts	202,154,806	—	—	202,154,806
Short Term Investments	133,861,578	—	—	133,861,578
Total	$2,292,184,662	$207,239,835	$—	$2,499,424,497
Foreign Value Small Cap
Common Stock*	$692,645,775	$176,555,674	$78,234	$869,279,683
Preferred Stock	18,372,175	—	—	18,372,175
Short Term Investments	31,992,615	—	—	31,992,615
Rights	1,203,907	—	—	1,203,907
Total	$744,214,472	$176,555,674	$78,234	$920,848,380

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
Foreign Value Small Cap Common Stock
Balances as of 3/31/2017	$73,437
Realized gain (loss)	$—
Changed in unrealized appreciation (depreciation)	$4,797
Purchases	$—
Sales	$—
Transfer into Level 3	$—
Transfer out of Level 3	$—
Balances as of 3/31/2018	$78,234
*
Refer to Schedule of Investments for breakout by industry or country.

*
Transfers between Levels are recognized at the end of the reporting period.

*
Quality Fund transferred $993,472 out of Level 2 into Level 1. Emerging Markets Fund transferred $2,181,378 out of Level 1 into Level 2 and $627,420 out of Level 2 into Level 1. Foreign Value Fund transferred $141,836,612 out of Level 1 into Level 2. Foreign Value Small Cap Fund transferred $108,847,608 out of Level 1 into Level 2 and $4,413,148 out of Level 2 into Level 1. Small Cap Fund had no transfers at period end.

The reason securities were transferred into Level 1 from Level 2 was due to active pricing of the securities and the reason securities were transferred into Level 2 from Level 1 was due to inactive pricing of the securities.
*
For each Fund other than Small Cap and Quality, the aggregate market value of common stock labeled as Level 2 consists of the market value of the common stock labeled as Level 2 in the following industries. For Small Cap and Quality, no common stock was labeled as Level 2 as of March 31, 2018:

	Emerging Markets	Foreign Value	Foreign Value Small Cap
Automobiles	$825,103	$—	$—
Banks	173,076	157,341,960	59,625,365
Chemicals	—	49,897,875	9,403,797
Diversified Financial Services	254,979	—	19,547,212
Electric Utilities	—	—	17,167,765
Electronic Equipment, Instruments & Components	—	—	13,298,580
Food Products	—	—	4,329,424
Gas Utilities	730,541	—	—
Internet Software & Services	—	—	18,811,911
IT Consulting & Other Services	1,440,345	—	—
Marine	—	—	29,399,897

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets	Foreign Value	Foreign Value Small Cap
Oil, Gas & Consumable Fuels	666,680	—	—
Water Utilities	—	—	4,971,723
	$4,090,724	$207,239,835	$176,555,674
*
Common stock held by Foreign Value Small Cap and labeled as Level 3 consists of the market value of the common stock labeled as Level 3 in the following industries. No other Fund held common stock labeled as Level 3 as of March 31, 2018:

Foreign Value Small Cap
Leisure Products	$78,234
$78,234
The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2018;
Common Stock	Fair Value March 31, 2018	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Foreign Value Small Cap	$78,234	Market Comparable	Comparability Adjustment	100%	Decrease
(1)
In determining certain of these inputs, management evaluates a variety of factors, including economic conditions, industry and market developments, and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Offsetting Assets and Liabilities
The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the year ended March 31, 2018, the Funds were not subject to any master netting arrangements or similar agreements.
The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.
Repurchase Agreements	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the Statement of Financial Position
				Financial Instruments	Collateral Pledged (Received)	Net Amount
Quality	$3,513,360	$—	$3,513,360	$3,513,360	$—	$—
Emerging Markets	540,888	—	540,888	540,888	—	—

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The type and maturity of non-cash collateral in relation to the value of repurchase agreements on the Statement of Assets and Liabilities is as follows:
Name	Fund/Collateral Type	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Quality	U.S. Treasury Obligations	$—	$—	$3,513,360	$3,513,360
Emerging Markets	U.S. Treasury Obligations	—	—	540,888	540,888
Security Lending	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the Statement of Financial Position
				Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$2,420,634	$—	$2,420,634	$2,420,634 (a)	$—	$—
Emerging Markets	1,357,044	—	1,357,044	1,357,044 (a)	—	—
(a)
Collateral for securities on loan is included in the Schedule of Investments.

The type and maturity of non-cash collateral in relation to the value of security lending on the Statement of Assets and Liabilities is as follows:
Name	Fund/Collateral Type	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Small Cap	MoneyMarket	$2,420,634	$—	$—	$2,420,634
Emerging Markets	MoneyMarket	1,357,044	—	—	1,357,044
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as, among other things, this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss with respect to these arrangements to be minimal.
Subsequent Events
In preparing these financial statements, the Funds evaluated subsequent events and transactions for potential recognition or disclosure through the date the financials were issued. Except as provided below, there were no events or transactions that occurred through the date the financials were issued that materially impacted the accounts or disclosures in the Funds’ financial statements.
Reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund. On May 9, 2018, Pear Tree PanAgora Emerging Markets Fund, a series of the Trust (“Emerging Markets Fund”), acquired all of the net assets of Pear Tree PanAgora Risk Parity Emerging Markets Fund, another series of the Trust (“Risk Parity Fund”), pursuant to an agreement and plan of reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trustees of the Trust on February 8, 2018 for Risk Parity Fund and Emerging Markets Fund as parties to the transactions contemplated by the Plan of Reorganization (collectively, the “Reorganization”), and separately for Emerging Markets Fund as the holder of more

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

than 90 percent of Risk Parity Fund’s outstanding voting shares. The other Risk Parity Fund shareholders were not asked to vote on or approve the Plan of Reorganization, and their vote or approval was not required to effect the Reorganization as proposed. The purpose of the Reorganization was to combine two funds managed by the same investment sub-adviser with comparable investment objectives and strategies.
The Reorganization was accomplished by the exchange of all of the assets of Risk Parity Fund and the assumption by Emerging Markets Fund of all liabilities of Risk Parity Fund, and then the liquidation of Risk Parity Fund. Risk Parity Fund shareholders (other than Emerging Markets Fund), which as of the time of the Reorganization held Risk Parity Fund shares representing approximately 2.8 percent of Risk Parity Fund’s net assets, or $1,709,958, received shares of Emerging Markets Fund having an aggregate value of $1,709,958. Immediately prior to the Reorganization, the net assets of Emerging Markets Fund were $114,570,815.
The Reorganization was intended to qualify for federal income tax purposes as a tax-free liquidation as to Emerging Markets Fund in its capacity as a shareholder of Risk Parity Fund, and a tax-free reorganization as to all other shareholders of Risk Parity Fund. For financial reporting purposes, assets received and shares issued by Emerging Markets Fund were recorded at fair value. For federal income tax purposes, the cost basis of the assets received from Risk Parity Fund was carried forward to align ongoing reporting of Emerging Markets Fund’s realized and unrealized gains and losses with amounts distributable to shareholders.
Change of Sub-Adviser for Pear Tree Quality Fund. On February 8, 2018, the Trustees of the Trust voted to temporarily appoint Chartwell Investment Partners, LLC (“Chartwell”) to serve as the sub-adviser to Quality Fund, as well as to approve a new sub-advisory agreement between Chartwell and the Manager. The Trustees were required to consider taking such action because Columbia Partners, L.L.C. - Investment Management (“Columbia”), at the time the sub-adviser to Quality Fund, had entered into an agreement to merge with Chartwell, which upon consummation of the merger would have caused Columbia’s sub-advisory agreement relating to Quality Fund to terminate. The terms and conditions of the Chartwell sub-advisory agreement regarding Quality Fund, including sub-advisory fees, were substantially similar to the terms and conditions of the Columbia sub-advisory agreement that it was replacing. The merger occurred on or about March 31, 2018. The Trustees’ appointment of Chartwell and approval of the sub-advisory agreement between Chartwell and the Manager were subject to reconsideration at the Trustees’ May 2018 regularly scheduled meeting. At the Trustees’ May 16, 2018 meeting, they reapproved the appointment of Chartwell as the Quality Fund sub-adviser, as well as the sub-advisory agreement between the Manager and Chartwell.
At the Trustees’ direction, officers of the Trust are in the process of preparing an Information Statement to be sent to Quality Fund shareholders in lieu of conducting a shareholder vote to approve the new sub-advisory agreement.
Security Transactions and Related Investment Income
Security transactions are accounted for on the trade date (i.e., the date the order to buy or sell is executed, which may or may not be the settlement date). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Reverse Repurchase Agreements
When a Fund participates in a reverse repurchase transaction, the Funds’ custodian takes possession through the federal book-entry system of those securities of the counterparty collateralizing the counterparty’s obligation under the reverse repurchase transaction. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to cover the counterparty’s obligation to the participating Fund. The participating Fund may experience costs and delays in liquidating the collateral if the counterparty or the issuer of the collateral defaults or enters into bankruptcy.
Counterparty Credit Risk
Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or sub-adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund holding a participatory note is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.
Foreign Currency Transactions
All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the time of valuation. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.
Spot Foreign Currency Contracts
A Fund may also engage in a spot transaction, which is an immediate method for converting one currency into another. Specifically, a spot foreign currency contract is an obligation to buy or sell a specified amount of foreign currency at the prevailing exchange rate for immediate delivery. Generally, these transactions effect a physical exchange of two underlying currencies that are processed on “the spot” with immediate settlement on the spot date, which is generally T + 2. Although these transactions are

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NOTES TO FINANCIAL STATEMENTS (continued)

instantaneous and may mitigate unwanted foreign exchange exposure, they are subject to movements in the spot exchange rate (i.e., the prevailing exchange rate at the time of the transaction), which can be unpredictable.
At March 31, 2018, the following Funds had Spot Foreign Currency Contracts:
Small Cap Fund
Currency to deliver	Local Value	In exchange for	Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	1,170	CAD 1,517	4/02/2018	$(6)
				$(6)

Foreign Value Fund
Currency to deliver	Local Value	In exchange for	Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	1,202,728	EUR 979,348	4/03/2018	$(744)
				$(744)

Foreign Value Small Cap Fund
Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	29,944	EUR	24,327	4/03/2018	$50
United States Dollar	43,508	EUR	35,368	4/04/2018	46
United States Dollar	205,756	HKD	1,614,838	4/04/2018	8
					$104

Hong Kong Dollar	623,760	USD	79,482	04/03/2018	$(8)
Philippine Piso	1,611,975	USD	30,914	04/02/2018	(20)
Pound Sterling	911,459	USD	1,279,598	04/04/2018	(1,686)
					$(1,714)

Securities Lending
To generate additional income, each of Small Cap, Quality and Emerging Markets lend its securities to institutional investors using Securities Finance Trust Company (“eSecLending”) as its lending agent. Small Cap, Quality and Emerging Markets may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of institutional clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for loans of non-U.S. equities and non-U.S. fixed income securities, and 102 percent of the borrowings for loans of U.S. equities and U.S. fixed income securities. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.
Risks, such as delay in recovery of lent securities, may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2018, the following Funds had collateral and loans outstanding of:
	Value of Collateral	Value of Loaned Securities
Small Cap	$2,420,634	$2,365,200
Emerging Markets	1,357,044	1,289,346
Allocations of Trust Expenses
Trust expenses attributable to a specific Fund are allocated to that Fund. Trust expenses that are not attributed to a specific Fund are allocated among all Funds in proportion to the respective net assets of the Funds.
A Fund’s expenses allocable to a specific class of shares of that Fund, such as distribution (12b-1) fees and certain transfer agent fees, are allocated to that class. Fund expenses that are not attributable to a specific class, which includes management fees, custody expenses, and most other regular expenses, are allocated to all classes in proportion to the respective net assets of the Fund’s classes. (See Note 3.)
Income, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)
Distributions to Shareholders
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares and R6 Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.
3. Management Fee, Advisory Fees and Other Affiliate Transactions
Management Fees
The Trust has entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”) with respect to each Fund. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of investment sub-advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual stated contractual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds, except for Small Cap, for which there is an annual rate of 0.80 percent of the average daily total net assets, respectively.
For the period of March 31, 2017 through July 31, 2018, with respect to Foreign Value and Foreign Value Small Cap, the Manager has agreed to waive a portion of its management fee that it would otherwise receive under the Management Agreement such that the actual aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each such Fund would be calculated using an annual rate of 0.90 percent of that Fund’s Net Assets, as such term is defined in the Management Agreement. Prior to July 31, 2018, this arrangement only may be terminated by the Trustees in their sole discretion.
From January 27, 2011 to July 31, 2013, the Manager had waived a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.15 percent of Quality Fund’s average daily net assets if and when the Quality Fund’s average daily net assets were up to $100 million, and in an amount equal to the annualized rate of 0.25 percent of Quality Fund’s average daily net assets if and when Quality Fund’s average daily net assets equal to or greater than $100 million. From April 1, 2011 to

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 1, 2013, the Manager had waived or reimbursed Fund expenses relating to Institutional Shares of Quality Fund such that the total annualized fund operating expenses relating to Institutional Shares were not more than 1.00 percent.
Beginning December 1, 2013, the Manager has agreed until July 31, 2018 to waive a portion of its management fee relating to Quality Fund such that the aggregate management fee to be received by the Manager during the waiver period would be determined using (a) an annual rate of 0.75 percent of Quality Fund’s average daily net assets if the Quality Fund’s average daily net assets are up to and including $125 million, and (b) thereafter, an annual rate of 0.50 percent of Quality Fund’s average daily net assets for amounts in excess of $125 million. Prior to July 31, 2018, this arrangement only may be terminated by the Trustees in their sole discretion.
During the period covered by these financial statements, Emerging Markets invested a portion of its assets in Pear Tree PanAgora Risk Parity Emerging Markets Fund, a separate series of the Trust (“Risk Parity”). The Manager and the Sub-Adviser each had agreed, for so long as Emerging Markets invested a portion of its assets in Risk Parity, to waive its management fees or sub-advisory fees, as the case may be, that it would otherwise receive from or with respect to its management of Emerging Markets portfolio.
Beginning March 18, 2016, the Manager contractually agreed until July 31, 2018 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of  $600 million. Prior to July 31, 2018, this arrangement only may be terminated by the Trustees in their sole discretion.
In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.
For the year ended March 31, 2018, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $31,795,313.
Sub-Advisory Fees
The Manager has entered into sub-advisory contracts with the following sub-advisers (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Chartwell Investment Partners, LLC (Quality), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, LLC (Small Cap, Foreign Value, and Foreign Value Small Cap).
For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the year ended March 31, 2018, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:
Small Cap	0.25% of the first $100 million and 0.30% of amounts in excess of $100 million but less than $200 million and 0.325% of amounts in excess of $200 million of average daily total net assets

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Quality	0.10% of the first $100 million and 0.08% of amounts in excess of $100 million but less than $250 million and 0.06% of amounts in excess of $250 million of average daily total net assets
Emerging Markets	0.25% of the first $300 million and 0.30% of amounts in excess of $300 million but less than $600 million and 0.35% of amounts in excess of $600 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million of average daily total net assets.
As of March 31, 2017 and until July 31, 2018, the Sub-Adviser to each of Foreign Value and Foreign Value Small Cap Fund has contractually agreed to waive its sub-advisory fees such that the aggregate sub-advisory fee that the Sub-Adviser would receive during the waiver period would be calculated using the following annual rates:
Foreign Value	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets.
This sub-advisory fee waiver only may be terminated upon the termination of the corresponding management fee waiver, and the corresponding management fee waiver only may be terminated with the approval of the Trustees.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution Fees, including Fees under 12b-1 Plans
The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.
Holders of Institutional Shares and R6 Shares pay no portion of the 12b-1 Plan expenses of the Funds applicable to Ordinary Shares, and neither Institutional Shares nor R6 Shares are subject to any other distribution plan adopted pursuant to Rule 12b-1. Holders of Institutional Shares and R6 Shares also are not entitled to vote on matters involving the 12b-1 Plan applicable to Ordinary Shares. During the year ended March 31, 2018, the aggregate 12b-1 distribution fees of the Funds were $3,898,185.
Transfer Agent Fees
Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”), pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement, provides for with respect to Ordinary Shares and Institutional Shares, base fees, that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each such class, and with respect to R6 Shares, base fees payable at an annual rate of 0.01 percent of the average daily total net asset value of R6 Shares. The Transfer Agent also is entitled to reimbursement of out of pocket expenses. As of March 31, 2017 through July 31, 2018, the Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares of each of Small Cap, Foreign Value and Foreign Value Small Cap would be calculated using an annual rate of 0.04 percent of that Fund’s net assets attributable to Institutional Shares. Effective June 1, 2017 through July 31, 2018, the Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares of each of Quality, Emerging Markets would be calculated using an annual rate of 0.04 percent of that Fund’s net assets attributable to Institutional Shares. Prior to July 31, 2018, those arrangements only may be terminated by the Trustees in their sole discretion.
During the year ended March 31, 2018, the aggregate amount of transfer agent fees paid by the Funds, exclusive of fee waivers, was $4,913,275.
Fund Administration Fees
Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2018, the aggregate amount of fees paid by all Funds pursuant to this agreement was $884,370.
The Trustees have approved reimbursement to the Manager for a percentage of the compensation (including benefits) paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2018, the Trust reimbursed the Manager a portion of the Chief Compliance Officer’s compensation in the aggregate amount of $233,731.
Custody and Fund Accounting
Custody and fund accounting services are provided to the Funds by State Street Bank and Trust Company (“State Street”). State Street is not affiliated with the Manager, any Sub-Adviser, or the Distributor. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Trustees’ Fees
For the year ended March 31, 2018, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role in the aggregate amount of $37,500, and each of the Chairman of the Audit Committee and the Lead Independent Trustee received additional payments in the aggregate amount of  $3,000. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager.
Fund Investments in Securities of Affiliated Entities
As of March 31, 2018, the market value of all securities of affiliated companies held in Emerging Markets Fund amounted to $61,894,442, representing 52.3% of net assets. As of March 31, 2018, no other Fund held securities of affiliated companies.
Name	Share Balance 3/31/17	Sales	Reinvested	Share Balance 3/31/18	Realized Gain Loss	LT Cap Gain	Dividend Income	Value 3/31/18	Acquisition Cost
Risk Parity Fund	6,294,709	197,277	110,636	6,208,068	—	—	1,054,364	61,894,442	$59,624,824
4. Purchases and Sales
During the year ended March 31, 2018, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Foreign Value, and Foreign Value Small Cap, were $20,115,372, $60,972,238, $57,508,484, $1,113,190,761, and $420,347,215, respectively. Sales of such securities for the Funds were $23,990,719, $68,316,733, $64,736,470, $605,143,694 and $202,566,508, respectively.
5. Contingent Liability
The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.
6. Concentration of Risk
The relatively large investments of Emerging Markets, and from time to time Foreign Value and Foreign Value Small Cap, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.
7. Federal Income Taxes
It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore, no Federal income tax provision is required.
The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Certain Funds had capital loss carryovers at March 31, 2018. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.
March 31, 2018
	Capital Loss Short Term No Expiration Short Term	Capital Loss Long Term No Expiration Long Term	Total Capital Loss
Small Cap	$—	$—	$—
Quality	—	—	—
Emerging Markets	1,767,564	4,830,659	6,598,223
Foreign Value	—	—	—
Foreign Value Small Cap	—	—	—
For the year ended March 31, 2018, capital losses utilized were as follows, Emerging Markets $6,998,512, Foreign Value $164,957,808 and Foreign Value Small Cap $11,868,387. The Emerging Markets Fund had $18,600,610 in capital loss carryforwards which expired March 31, 2018.
As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in fiscal year ended March 31, 2012 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark-to-market valuation on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.
	March 31, 2018
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Loss Deferrals	Net Tax Appreciation/ (Depreciation)	Total
Small Cap Fund	$—	$13,325	$2,089,181	$—	$—	$30,590,570	$32,693,076
Quality Fund	—	1,140,922	12,162,892	—	—	19,138,641	32,442,455
Emerging Markets Fund	—	1,667,009	—	(6,598,223)	—	9,632,588	4,701,374
Foreign Value Fund	—	31,030,811	5,811,191	—	—	319,743,641	356,585,643
Foreign Value Small Cap Fund	—	2,217,247	13,295,486	—	—	135,211,178	150,723,911

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2018, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$300,639	$6,663,908	$—
Quality Fund	2,107,724	6,574,289	—
Emerging Markets Fund	1,437,209	—	—
Foreign Value Fund	20,007,341	—	—
Foreign Value Small Cap Fund	17,923,563	7,885,465	—
At March 31, 2017, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$625,949	$668,292	$—
Quality Fund	1,583,642	5,124,782	—
Emerging Markets Fund	2,010,935	—	—
Foreign Value Fund	17,856,565	—	—
Foreign Value Small Cap Fund	6,767,400	3,285,736	—
Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2018, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.
	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed/ Accumulated Net Investment Income	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Small Cap Fund	$—	$(197,223)	$197,233
Quality Fund	—	87,584	(87,584)
Emerging Markets Fund	(18,600,610)	(34,735)	18,635,345
Foreign Value Fund	—	(488,135)	488,135
Foreign Value Small Cap Fund	—	(202,562)	202,562
The permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs) and non-REIT securities, foreign currency reclasses, adjustments for sale of shares in passive foreign investment corporations (PFICs) and capital loss carryovers expiring in current year.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

8. Transactions in Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:
	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	175,545	$4,575,470	283,393	$7,334,911
Shares issued in reinvestment of distributions	195,399	5,058,875	43,578	1,136,504
Contributions to capital from investment managers/brokers	—	1,838	—	—
Shares redeemed	(224,646)	(5,885,752)	(398,871)	(9,416,909)
Net Change	146,298	3,750,431	(71,900)	(945,494)
Institutional Shares
Shares sold	9,184	$281,995	35,744	$1,087,339
Shares issued in reinvestment of distributions	13,241	404,102	2,647	80,608
Contributions to capital from investment managers/brokers	—	128	—	—
Shares redeemed	(10,951)	(335,155)	(33,561)	(1,002,628)
Net Change	11,474	351,070	4,830	165,319
Total Net Change For Fund		$4,101,501		$(780,175)
Quality
Ordinary Shares
Shares sold	317,127	$6,079,159	472,657	$7,955,745
Shares issued in reinvestment of distributions	336,426	6,486,299	311,033	5,013,853
Contributions to capital from investment managers/brokers	—	—	—	—
Shares redeemed	(502,432)	(9,549,314)	(1,321,679)	(22,233,546)
Net Change	151,121	3,016,144	(537,989)	(9,263,948)
Institutional Shares
Shares sold	57,641	$1,202,758	49,012	$866,118
Shares issued in reinvestment of distributions	20,675	426,097	23,556	403,977
Contributions to capital from investment managers/brokers	—	—	—	—
Shares redeemed	(129,537)	(2,628,696)	(213,719)	(3,785,402)
Net Change	(51,221)	(999,841)	(141,151)	(2,515,307)
Total Net Change For Fund		$2,016,303		$(11,779,255)

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Dollars	Shares	Dollars
Emerging Markets
Ordinary Shares
Shares sold	343,477	$7,799,053	570,000	$10,837,018
Shares issued in reinvestment of distributions	47,115	1,040,297	80,974	1,523,927
Contributions to capital from investment manager/brokers	—	—	—	—
Shares redeemed	(676,471)	(15,028,789)	(1,309,718)	(25,121,553)
Net Change	(285,879)	(6,189,439)	(658,744)	(12,760,608)
Institutional Shares
Shares sold	46,579	$1,056,004	349,192	$6,950,354
Shares issued in reinvestment of distributions	4,923	110,184	6,700	127,700
Contributions to capital from investment managers/brokers	—	—	—	—
Shares redeemed	(108,852)	(2,346,034)	(667,008)	(12,648,814)
Net Change	(57,350)	(1,179,846)	(311,116)	(5,570,760)
Total Net Change For Fund		$(7,369,285)		$(18,331,368)
Foreign Value
Ordinary Shares
Shares sold	4,307,126	$91,524,682	4,962,796	$87,128,974
Shares issued in reinvestment of distributions	246,854	5,374,020	468,682	8,347,237
Contributions to capital from investment managers/brokers	—	—	—	—
Shares redeemed	(8,684,692)	(185,185,863)	(15,294,594)	(266,542,853)
Net Change	(4,130,712)	(88,287,161)	(9,863,116)	(171,066,642)
Institutional Shares
Shares sold	34,975,044	$756,125,336	8,533,395	$150,411,751
Shares issued in reinvestment of distributions	440,028	9,553,013	509,830	9,054,588
Contributions to capital from investment managers/brokers	—	333	—	557
Shares redeemed	(13,177,244)	(267,470,375)	(10,304,811)	(180,629,437)
Net Change	22,237,828	498,208,307	(1,261,586)	(21,162,541)

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Dollars	Shares	Dollars

R6 Shares
Shares sold	21,600,757	$235,657,033	3,578,619	$36,208,590
Shares issued in reinvestment of distributions	98,772	1,149,709	—	—
Contributions to capital from investment managers/brokers	—	—	—	—
Shares redeemed	(1,657,129)	(19,105,081)	(857)	(8,751)
Net Change	20,042,400	217,701,661	3,577,762	36,199,839
Total Net Change for Fund		$627,622,807		$(156,029,344)
Foreign Value Small Cap
Ordinary Shares
Shares sold	3,888,870	$60,228,453	2,947,872	$36,741,548
Shares issued in reinvestment of distributions	507,345	7,945,023	357,850	4,372,932
Contributions to capital from investment managers/brokers	—	1,736	—	—
Shares redeemed	(3,716,330)	(57,596,373)	(7,058,318)	(87,527,124)
Net Change	679,885	10,578,839	(3,752,596)	(46,412,644)
Institutional Shares
Shares sold	19,776,470	$306,713,992	6,689,956	$83,904,969
Shares issued in reinvestment of distributions	992,774	15,556,768	392,576	4,797,280
Contributions to capital from investment managers/brokers	—	3,125	—	—
Shares redeemed	(5,661,274)	(87,115,600)	(6,714,425)	(83,271,246)
Net Change	15,107,970	235,158,285	368,107	5,431,003
R6 Shares
Shares sold	874,462	$10,185,806	181,237	$1,826,199
Shares issued in reinvestment of distributions	20,618	247,826	—	—
Contributions to capital from investment managers/brokers	—	57	—	—
Shares redeemed	(147,500)	(1,779,923)	—	—
Net Change	747,580	8,653,766	181,237	1,826,199
Total Net Change for Fund		$254,390,890		$(39,155,442)

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Federal Tax Information (unaudited)
Designation Requirements at March 31, 2018
Qualified Dividend Income Percentage
Small Cap Fund	100.00%
Quality Fund	76.00%
Emerging Markets Fund	86.00%
Foreign Value Fund	100.00%
Foreign Value Small Cap Fund	100.00%
The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2018.
The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market Fund	211,900	1,907,141
Foreign Value Fund	6,065,211	61,984,390
Foreign Value Small Cap	2,012,329	26,979,062

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds
We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree PanAgora Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund, each a series of the Pear Tree Funds (“the Funds”), including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 25, 2018

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.
Portfolio Proxy Voting Policies and Information
Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2017 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.
Household Delivery of Fund Documents
With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited)

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2151.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (79)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present); Director, NewPage Corporation, NewPage Holding Corporation and NewPage Group, Inc. (2006–2012)	5	NewPage Corporation (2006–2012); NewPage Holding Corporation (2006–2012); NewPage Group, Inc. (2006–2012)
John M. Bulbrook (75)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present);	5	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
William H. Dunlap (67)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2001–Present); Principal, William H. Dunlap & Company (consulting firm) (2006–2010); President, EQ Rider, Inc., (equestrian clothing sales) (1998–2008);Director, Merrimack County Savings Bank (2005–Present); Director, Merrimack Bank Corp. (2005–2015)	5	None
Clinton S. Marshall (60)	Trustee	Indefinite Term (April 2003 to present)	Principal, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	5	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Willard L. Umphrey* (76)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	5	U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories; SCVNGR, Inc.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Leon Okurowski (75)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985– 9/30/2004)	N/A	Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Deborah A. Kessinger (55)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)	Senior Counsel (since 9/2004), President (since 8/2007) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000–2004); Compliance Attorney, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2001–2004) and Compliance Consultant (2007 to 2016)	N/A	None
Diane Hunt (56)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Alina Monisov (34)	Clerk	February 2017 to Present)	Senior Compliance Manager, Pear Tree Advisors, Inc.;Senior Compliance Manager, U.S Boston Capital Corporation.; Chief Compliance Officer and Trust Administration Associate, Winslow Wealth Management (8/2013–12/2016); Investment Compliance Business Analyst, JP Morgan (7/2008–6/2013)	N/A	None
•
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the Funds’ investment advisor, Pear Tree Advisors, Inc., and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Subadvisers
Chartwell Investment Partners LLC, 1205 Westlakes Drive, Suite 100, Berwyn,PA 19312
PanAgora Asset Management, Inc., 470 Atlantic Avenue, 8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 121 High Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square Boston, MA 02109
For Account Information	For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

55 Old Bedford Road
Suite 202
Lincoln MA 01773
Address Service Requested
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© 2018 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.	Code of Ethics

(a)	As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3.	Audit Committee Financial Expert

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a) - (d)               The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		FY 2017	FY 2018
Audit Fees*	Tait Weller	$141,000	$121,100
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$20,200	$17,300
All Other Fees****	Tait Weller	$0	$0

* “Audit Fees” are fees associated with professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

** “Audit-Related Fees” are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees

*** “Tax Fees” are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds’ federal tax filings.

**** “All Other Fees” are fees associated with products and services provided by the principal accountant, other than the services reported as “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i) All audit and permissible non-audit services rendered to the Pear Tree Funds; and

(ii) All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		2017	2018
Fees	Tait Weller	$39,500	$39,500

(h)	Not applicable.

ITEM 5.	Audit Committee of Listed Registrants

Not applicable.

ITEM 6.	Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10	Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.	Controls and Procedures

(a)   The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)   There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Exhibits

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3)	Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 29, 2018

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: May 29, 2018